Blacklined

   Filed with the Securities and Exchange Commission on ^ [APRIL 28, 1997].
                                     1933 Act Registration File No.   33-24611
                                                    1940 Act File No. 811-5659

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     Pre-Effective Amendment No.                            __

     Post-Effective Amendment No.      ^ [11]                X

                                      and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

     Amendment No.     ^ [ 13]                               X

                           HEITMAN SECURITIES TRUST
              (Exact Name of Registrant as Specified in Charter)

          180 NORTH LASALLE STREET, SUITE 3600, CHICAGO, IL     60601
          (Address of Principal Executive Offices)        (Zip Code)

Registrant's Telephone Number, including Area Code:  (312) 849-4150

  Nancy B. Lynn, Secretary                 Copy to:
  HEITMAN SECURITIES TRUST                 Philip H. Newman
  180 North LaSalle Street, Suite 3600     Goodwin, Procter & Hoar  LLP
  Chicago, IL   60601                      One Exchange Place
  (Name and Address of Agent for Service)  Boston, MA   02109-2881

It is proposed that this filing will become effective

          ___  immediately upon filing pursuant to paragraph (b)
            X  on     MAY 1, 199[7]        pursuant to paragraph (b)
          ___  60 days after filing pursuant to paragraph (a)[(1)]
          ___  on __________ pursuant to paragraph (a)[(1)]
          ___  75 days after filing pursuant to paragraph (a)(2)]
          ___  on __________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

             ___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has filed a declaration registering an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended [(the "1940 Act"). Registrant filed the notice required by Rule 24f-2 for its fiscal year ended December 31, 199^[6] on or about February [26], 199^[7].

                             CROSS-REFERENCE SHEET
                            Pursuant to Rule 481(a)

                           HEITMAN SECURITIES TRUST

                          Items Required By Form N-1A

              PART A - PROSPECTUS-HEITMAN/PRA INSTITUTIONAL CLASS

ITEM NO.  ITEM CAPTION                  PROSPECTUS CAPTION
--------  ------------                  ------------------
 1.       Cover Page                    Cover Page
 2.       Synopsis                      Transaction and Expense Data
 3.       Condensed Financial           Financial Highlights
            Information                 Performance Information
 4.       General Description of        Cover Page; Investment Objective and
            Registrant                  Policies
                                        Additional Information
 5.       Management of the Fund        Management of the Fund
                                        Additional Information
 5A.      Management's Discussion
            of Fund Performance         Not Applicable
 6.       Capital Stock and Other       Income Dividends and Capital Gains
            Securities                  Distributions
                                        Additional Information
 7.       Purchase of Securities        Purchase of Shares
            Being Offered               Determination of Net Asset Value
 8.       Redemption or Repurchase      Redemptions
 9.       Pending Legal Proceedings     Not Applicable

                       PART A - PROSPECTUS-ADVISOR CLASS

ITEM NO.  ITEM CAPTION                  PROSPECTUS CAPTION
--------  ------------                  ------------------
 1.       Cover Page                    Cover Page
 2.       Synopsis                      Transaction and Expense Data
 3.       Condensed Financial           Financial Highlights
            Information                 Performance Information
 4.       General Description of        Cover Page; Investment Objective and
            Registrant                  Policies
                                        Additional Information
 5.       Management of the Fund        Management of the Fund
                                        Additional Information
 5A.      Management's Discussion
            of Fund Performance         Not Applicable
 6.       Capital Stock and Other       Income Dividends and Capital Gains
            Securities                  Distributions
                                        Additional Information

                             CROSS-REFERENCE SHEET
                            Pursuant to Rule 481(a)

                           HEITMAN SECURITIES TRUST

                    Items Required By Form N-1A (continued)


 7.       Purchase of Securities        Purchase of Shares
            Being Offered               Determination of Net Asset Value
 8.       Redemption or Repurchase      Redemptions
 9.       Pending Legal Proceedings     Not Applicable

                 PART B - STATEMENT OF ADDITIONAL INFORMATION

                                        CAPTION IN STATEMENT OF
ITEM NO.  ITEM CAPTION                  ADDITIONAL INFORMATION
--------  ------------                  -----------------------
 10.      Cover Page                    Cover Page
 11.      Table of Contents             Table of Contents
 12.      General Information           General Information
            and History                 Description of the Trust
 13.      Investment Objectives         Additional Information Regarding
            and Policies                Investment
                                        Policies and Limitations
 14.      Management of the Fund        Management of the Trust
 15.      Control Persons and Principal Investment Manager
            Holders of Securities       Description of the Trust
 16.      Investment Advisory and       Investment Manager
            Other Services              Administrative, Accounting and
                                        Distribution Services
 17.      Brokerage Allocation
            and Other Practices         Execution of Portfolio Transactions
 18.      Capital Stock and Other       Description of Trust
            Securities
 19.      Purchase, Redemption and      Purchase of Shares, Redemption of
            Pricing of Securities       Shares
            Being Offered               Valuation of Shares
 20.      Tax Status                    Taxes
 21.      Underwriters                  Administrative, Accounting,
                                        Distribution and Shareholder Services
 22.      Calculation of Performance    Advertising and Calculation of
            Data                        Performance Data
 23.      Financial Statements          Financial Statements
                                        Report of Independent Auditors

                           ------------------------
                           HEITMAN REAL ESTATE FUND
                           ------------------------


                        HEITMAN/PRA INSTITUTIONAL CLASS

    Heitman Securities Trust (the "Trust") is a series mutual fund which currently consists of one investment portfolio, the Heitman Real Estate Fund (the "Fund"). The Fund's investment objective is to obtain high total return consistent with reasonable risk by investing primarily in equity securities of public companies principally engaged in the real estate business. Each investment is selected based upon a determination by the Fund's investment manager that the anticipated total return, considering both income and potential for capital appreciation, is high relative to the risk assumed.

    The Fund offers two classes of shares. The shares offered by this Prospectus are the Heitman/PRA Institutional Class (the "Institutional Class") of shares, which are available only for investment in a minimum initial investment of $250,000. In addition, the Fund offers by separate Prospectus the Advisor Class of shares (the "Advisor Class"), which are available for purchase through certain securities brokers, registered investment advisers and other service organizations in initial aggregate amounts of $5,000 or more.

    This Prospectus contains a concise summary of information regarding the Fund that a prospective investor should know before investing. Investors should read this Prospectus carefully and retain it for future reference. Additional information regarding the Fund is contained in a Statement of
Additional Information dated May 1, 1997, which has been filed with the Securities and Exchange Commission and which is incorporated into this Prospectus by reference. Additional copies of this Prospectus and the Statement of Additional Information are available without charge upon request to the Trust at the address or telephone number set forth on the outside cover of this document.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                         PROSPECTUS DATED MAY 1, 1997

INVESTMENT ADVISOR                      DISTRIBUTOR
Heitman/PRA Securities Advisors, Inc.   Rodney Square Distributors, Inc.
180 North LaSalle Street, Suite 3600    Rodney Square North
Chicago, IL  60601                      1100 North Market Street
                                        Wilmington, DE 19890-0001

CUSTODIAN                               TRANSFER AGENT AND ADMINISTRATOR
Wilmington Trust Company                Rodney Square Management Corporation
Rodney Square North                     Rodney Square North
1100 North Market Street                1100 North Market Street
Wilmington, DE  19890-0001              Wilmington, DE  19890-0001

                               TABLE OF CONTENTS

                                                                 PAGE
                                                                 ----
TRANSACTION AND EXPENSE DATA...................................    1

FINANCIAL HIGHLIGHTS...........................................    2

INVESTMENT OBJECTIVE AND POLICIES..............................    3

RISK FACTORS...................................................    7

MANAGEMENT OF THE FUND.........................................    8

DETERMINATION OF NET ASSET VALUE...............................   10

INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS...............   11

TAX STATUS.....................................................   11

PURCHASE OF SHARES.............................................   12

REDEMPTIONS....................................................   14

PERFORMANCE INFORMATION........................................   16

ADDITIONAL INFORMATION.........................................   17

                         TRANSACTION AND EXPENSE DATA

     The following table sets forth the costs and expenses that an investor in Institutional Class shares of the Fund will incur directly or indirectly.

                       SHAREHOLDER TRANSACTION EXPENSES:

     Maximum Sales Load Imposed on Purchases                None
     Maximum Sales Load Imposed on Reinvested Dividends     None
     Deferred Sales Load                                    None
     Redemption Fees                                        None
     Exchange Fees                                          None


     ANNUAL FUND OPERATING EXPENSES:
     (as a percentage of average daily net assets)

     Management Fees                                               0.75%
     Other Expenses:

     Professional Fees                                 0.10%
     Trustee Fees and Expenses                         0.05%
     Other Fees and Expenses                           0.33%
     Total Other Expenses                                          0.48%


     Total Fund Operating Expenses                                 1.23%
                                                                   ====

     EXAMPLE:

                                             1 YEAR 3 YEARS  5 YEARS 10 YEARS
                                             ------ -------  ------- --------
     You would pay the following
     expenses on a $1,000 investment,
     assuming (1) 5% annual return and
     (2) redemption at the end
     of each time period:                      $13     $39     $68      $148

     Except as otherwise indicated, all information in the Transaction and Expense Data table is based on actual expenses and average daily net assets of the Fund for the fiscal year ended December 31, 1996. The purpose of the table is to assist an investor in understanding the various costs and expenses that an investor will bear directly or indirectly. The Example provided with the table should not be considered a representation of past or future expenses or performance. Actual expenses may be more or less than those shown.

     Because the sales charges and expenses vary between the Institutional Class and the Advisor Class, performance will vary with respect to each class. Additional information concerning the Advisor Class may be obtained by calling toll-free 1-800-888-REIT.

                             FINANCIAL HIGHLIGHTS

     The following financial highlights for the year ended December 31, 1996 have been audited by Price Waterhouse LLP as indicated in their report dated February 14, 1997 on the Fund's financial statements as of December 31, 1996. The financial highlights for all periods prior to January 1, 1996 have been audited by Arthur Andersen LLP. These financial highlights should be read in conjunction with the Fund's financial statements and notes thereto which are found in the Statement of Additional Information under "Financial Statements." For further information about the performance of the Fund, see the Fund's Annual Report, which may be obtained without charge by contacting the Fund's Administrator.

                                               INSTITUTIONAL CLASS SHARES

                                                                                                              For the Period
                                    For the       For the                                                  January 4, 1989
                                  Fiscal Year     Three-Month                                              (Effective Date)
                                    Ended         Period Ended                                                    to
                                  December 31,    December 31, For the Fiscal Years Ended September 30,      September 30,
                                ----------------  ------------ -------------------------------------------- ---------------
                                 1996      1995       1994      1994        1993     1992     1991     1990       1989
                                -------  -------     ------    -------    --------  ------   ------   -------    ------
NET ASSET VALUE, BEGINNING OF
  PERIOD....................... $  8.65    $ 8.30   $  9.23    $ 10.95   $   8.29  $ 7.66   $ 6.99 $  10.25    $10.00

INCOME FROM INVESTMENT OPERATIONS
  Net investment income a......    0.37      0.33      0.10       0.32       0.40    0.45     0.49     0.64      0.40 b
  Net realized and unrealized
    gain (loss)
    on investments ............    2.82      0.53     (0.05)     (0.92)      2.67    0.63     0.67    (3.16)     0.25
                                -------    ------   -------    -------   --------  ------   ------  -------    ------
      Total from investment
        operations .............   3.19      0.86      0.05      (0.60)      3.07    1.08     1.16    (2.52)     0.65
                                -------    ------   -------    -------   --------  ------   ------  -------    ------

DISTRIBUTIONS
  From net investment income a..  (0.37)    (0.33)    (0.10)     (0.31)     (0.41)  (0.45)  (0.49)    (0.64)    (0.40)
  In excess of net investment
    income......................  (0.10)     0.00      0.00       0.00       0.00    0.00    0.00      0.00      0.00
  From net realized gain on
    investments.................  (0.41)     0.00     (0.77)     (0.67)      0.00    0.00    0.00     (0.10)     0.00
  From tax return of capital c..   0.00    ( 0.18)    (0.11)     (0.14)      0.00    0.00    0.00      0.00      0.00
                                -------    ------   -------    -------   --------  ------   ------  -------    ------
      Total distributions.......  (0.88)    (0.51)    (0.98)     (1.12)     (0.41)  (0.45)  (0.49)    (0.74)    (0.40)
                                -------    ------   -------    -------   --------  ------   ------  -------    ------
NET ASSET VALUE, END OF PERIOD..$ 10.96    $ 8.65   $  8.30    $  9.23   $  10.95  $ 8.29  $ 7.66   $  6.99    $10.25
                                =======    ======   =======    =======   ========  ======  ======   =======    ======
Total Return ................... 38.06%     10.87%    0.65%d   (5.22%)     37.76%  14.49%  19.56%   (26.11%)    4.82%d






                                       2

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period
    (in 000's) ................ $129,275  $95,692  $105,569  $116,268    $141,672  $66,521 $54,880  $18,481   $23,174
  Ratio of expenses to average
    net assets.................    1.23%     1.29%    1.28%*    1.22%       1.24%    1.37%   1.25%    1.54%     0.90% b
  Ratio of net investment
    income ....................    4.09%     3.97%    4.35%*    2.87%       4.37%    5.75%   7.36%    7.25%     3.88%
    to average net assets a
  Portfolio Turnover...........   59.88%    65.33%   37.55%*   90.11%      61.47%   28.05%  16.24%   24.98%    12.96%
  Average commission rate
    paid e .................... $0.0504       _        _         _           _        _       _        _         _

---------------------
*    Annualized.

a Distributions from REIT investments generally include a return of capital. For financial reporting purposes, through September 30, 1993, the Fund recorded all distributions received, including the returns of capital, as net investment income.


b The Investment Manager has reimbursed the Fund for certain expenses during the period from the effective date until investment operations commenced. The ratio of expenses to average net assets for the period January 4, 1989 to September 30, 1989 would otherwise have been 1.00%.


c Historically, the Fund has distributed to its shareholders amounts approximating dividends received from the REITs. As more fully explained in Note 2 to the Financial Statements, the Fund, for fiscal year ended September 30, 1994, adopted an accounting pronouncement affecting the presentation of distributions to shareholders. The financial highlights for the period ended September 30, 1989 and for the years ended September 30, 1990 through 1993 have not been restated.


d The total return figure for the periods ended September 30, 1989 and December 31, 1994 has not been annualized.


e Required disclosure for fiscal years beginning after September 1, 1995 pursuant to SEC regulations.

                       INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE

     The Fund's investment objective is to obtain high total return consistent with reasonable risk by investing primarily in equity securities of public companies principally engaged in the real estate business. Each investment will be selected based upon a determination by Heitman/PRA Securities Advisors, Inc. ("Heitman/PRA Advisors" or the "Investment Manager") that the anticipated total return, considering both income and potential for capital appreciation, is high relative to the risk assumed. There can be no assurance that the Fund will achieve its objective and the Fund may not achieve as high a total return as other investment companies that invest in a broader universe of securities. The Fund's investment objective is a fundamental policy of the Fund and may be changed only by the affirmative vote of the holders of a majority of the Fund's shares.

INVESTMENT POLICIES

     The Fund seeks to achieve its objective by investing in equity securities of public companies principally engaged in the real estate business. A company is "principally engaged" in the real estate business if at least 50% of the fair market value of its assets, as determined by the Investment Manager, consists of interests in, or at least 50% of its gross income or net profits are derived from the ownership, construction, management, financing or sale of, residential, commercial, or industrial real estate. Equity securities in which the Fund may invest are limited to common and preferred stocks, convertible bonds and convertible preferred stocks and warrants. All equity securities in which the Fund invests will be listed on a U.S. national securities exchange or traded in the over-the-counter market.

     Total return is composed of current income and capital appreciation. Under normal circumstances, the Fund will seek to maintain a balanced portfolio of securities which are income producing and securities which offer potential for capital appreciation.

     Under normal conditions at least 65% of the Fund's assets will be invested in the equity securities of companies, a majority of whose assets are represented by the ownership of real property, including leasehold interests. Such companies may include equity, mortgage and hybrid real estate investment trusts ("REITs") and other companies with substantial real estate holdings. Although not an investment policy of the Fund, it is anticipated that under normal circumstances approximately 60% to 90% of the Fund's assets will be invested in REITs and that a majority of the Fund's REIT investments will consist of equity securities of equity and hybrid REITs.

     The Fund may invest up to 35% of its total assets in equity securities of companies not principally engaged in the real estate business (as defined above) but nonetheless engaged in businesses related thereto. These companies may include manufacturers and distributors of building supplies, financial institutions which make or service mortgages, and companies whose real estate assets are substantial relative to the companies' stock market valuations, such as retailers, railroads and paper and forest products companies.

REAL ESTATE INVESTMENT TRUSTS

     A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.

     REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans; and a hybrid REIT invests in both real estate equities and mortgages.

SHORT-TERM CASH MANAGEMENT AND TEMPORARY DEFENSIVE POLICIES

     For liquidity or temporary defensive purposes, the Fund may invest in money market mutual funds and in the following short-term debt securities (securities with remaining maturities of less than one year): high grade corporate debt securities, including commercial paper, notes, bonds and debentures; certificates of deposit, bankers' acceptances and time deposits; debt obligations of the U.S. Government including U.S. Treasury bills, bonds and notes and obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies and instrumentalities; and repurchase agreements that are fully collateralized by U.S. Government obligations, including repurchase agreements that mature in more than seven days. The Fund may invest up to 10% of its assets in such short-term securities on a regular basis to maintain liquidity for purposes of redeeming shares and meeting other cash obligations of the Fund. When the Investment Manager believes that financial conditions warrant, it may invest all or any portion of the Fund's assets in such securities for temporary defensive purposes. The Fund may not invest more than 25% of its assets in securities or obligations issued by banks. When the assets of the Fund are invested in short-term securities, the Fund will not be invested in a manner consistent with achieving its investment objective.

     Repurchase agreements involve transactions by which an investor (such as the Fund) purchases a security and simultaneously obtains the commitment of the seller (a bank or broker-dealer) to repurchase the security at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The Fund may enter into repurchase agreements with banks or primary dealers of U.S. Government securities, provided the Fund's custodian always has possession of the securities serving as collateral whose market value at least equals the amount of the institution's repurchase obligation. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase transaction involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value of the underlying security. The holder of a repurchase agreement bears the risk that the issuer thereof will be unable to meet its repurchase obligation when due; however, since the repurchase agreement is in effect fully collateralized by the underlying security, the risk of loss on such an instrument is minimal. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and could experience losses, including: (i) the possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (ii) possible subnormal levels of income and lack of access to income during this period; and (iii) expenses of enforcing its rights.

COMPANIES WITH LIMITED OPERATING HISTORIES

     The Fund's portfolio may include securities of companies which have limited operating histories and may not yet be profitable. The investments in such companies offer opportunities for capital gains, but entail significant risks including, but not limited to, the volatility of the stock price and the viability of the firms' operations. The Fund will not invest in companies which together with predecessors have operating histories of less than three
(3) years if immediately thereafter and as a result of such investment the value of the Fund's holdings of such securities (other than securities of REITs) exceeds 5% of the value of the Fund's total assets. Although not an investment policy of the Fund, it is anticipated that under normal circumstances, approximately 10% to 15% of the REITs in which the Fund invests will have operating histories of less than three years.

BORROWING

     The Fund is authorized to borrow an amount not to exceed 33% of the value of its total assets (including the amount borrowed) for temporary administrative purposes, and to pledge all or any portion of its assets in connection with such borrowings. Such borrowings may be used for ongoing cash needs of the Fund including the payment of redemptions, dividends and other administrative and operating expenses. The Fund may not borrow for the purpose of leveraging its investment portfolio. The Fund may not purchase additional securities while outstanding borrowings exceed 5% of the value of its total assets.

PORTFOLIO TURNOVER

     The Fund does not intend to use short-term trading as a primary means of achieving its investment objective. The Fund, however, does expect to engage in portfolio trading when considered appropriate. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 75%. A 75% turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a year (excluding all securities whose maturities at acquisition were one year or less) were equal to 75% of the average monthly value of the securities held by the Fund during such year. Higher portfolio turnover rates will increase aggregate brokerage commission expenses which must be borne directly by the Fund and ultimately by the Fund's shareholders.

LENDING OF PORTFOLIO SECURITIES

     From time to time, the Fund may lend portfolio securities to broker-dealers for the purpose of realizing additional income. The total amount of all such loans outstanding will not exceed 33% of the Fund's total assets. Loans of portfolio securities will be collateralized by cash, letters of credit or securities issued or guaranteed by the U.S. Government or its agencies which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Although each loan transaction must be fully collateralized at all times, it will involve some risk to the Fund if the party borrowing the securities should default on its obligation and the Fund is delayed in or prevented from recovering the collateral. Securities loaned by the Fund will remain subject to fluctuations of market value.

                                 RISK FACTORS

     The Fund is not intended to constitute a complete investment program. Under normal circumstances, at least 65% of the Fund's assets will be invested in the equity securities of companies principally engaged in the real estate industry. Because the Fund will be concentrated in this industry, the Fund may be subject to the risks associated with the direct ownership of real estate. For example, real estate values may fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, and increases in interest rates. The value of securities of companies which service the real estate business sector may also be affected by such risks. Thus, the value of the Fund's shares may change at different rates compared to the value of shares of a mutual fund with investments in many industries.

     Because the Fund may invest a substantial portion of its assets in REITs, the Fund may also be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the Investment Company Act of 1940 (the "1940 Act").

     Although an investment in the Fund is not without risk, the Fund follows certain polices in managing its investments which may help to reduce these risks. Set forth below are the more significant investment restrictions:

1. The Fund may not purchase a security if, as a result: (a) with respect to 75% of its total assets, (i) more than 5% of its total assets would be invested in the securities of any single issuer or (ii) the Fund would own more than

     10% of the voting securities of any single issuer; and (b) more than 5% of its net assets would be invested in the securities of companies (other than REITs) which together with their predecessors have been in continuous operation for less than three years. These limitations do not apply to investments in U.S. Government securities.

2. The Fund may borrow money solely for temporary administrative purposes but not in an amount exceeding 33% of its total assets (including the amount borrowed). The Fund may not borrow for the purpose of leveraging its investment portfolio. The Fund may not purchase additional securities while outstanding borrowings exceed 5% of the value of its assets.

3. The Fund may temporarily lend its portfolio securities to broker-dealers but only when the loans are fully collateralized. The Fund will limit these loans to 33% of its total assets.

4. The Fund may not invest more than 10% of its net assets in illiquid securities, including securities restricted as to resale, repurchase agreements extending for more than seven days and other securities which are not readily marketable.

     These investment restrictions may not be changed without shareholder approval, except that the restriction in paragraph 1(b) may be changed by the Board without shareholder approval. For a complete listing of the Fund's fundamental investment restrictions, see the section entitled "Additional Information Regarding Investment Policies and Limitations" in the Statement of Additional Information.

                            MANAGEMENT OF THE FUND

     The Board of Trustees is responsible for the overall supervision of the business and affairs of the Fund and has approved contracts with certain organizations to provide day-to-day management of the Fund.

     The Fund has entered into an Investment Management Agreement with Heitman/PRA Advisors to furnish investment services to the Fund. The Investment Manager directs the investments of the Fund in accordance with the Fund's investment objective and policies subject to supervision by the Board of Trustees. Specifically, the Investment Manager is responsible for performing the following services: (a) furnishing continuously an investment program for the Fund and (b) determining which investments should be purchased, held, sold or exchanged by the Fund and what portion, if any, of the Fund's assets should be held uninvested. In connection with the management  of  the  investment and reinvestment of  the  Fund's  assets,  the
Investment Manager is authorized to select brokers or dealers to execute purchase and sale transactions for the Fund. In addition, the Investment Manager manages, supervises and conducts such other affairs and business of the Fund as the Trust and the Investment Manager may determine from time to time. For these services, the Fund pays Heitman/PRA Advisors a fee, calculated daily and paid monthly in arrears, at the annual rate of 0.75% of the Fund's first $100 million of average daily net assets plus 0.65% of the average daily net assets of the Fund in excess of $100 million. The Investment Manager has agreed that if the total expenses of the Fund (exclusive of interest, taxes, brokerage expenses and extraordinary items) for any fiscal year of the Fund exceed (i) 1.75% of the first $50 million of the Fund's average net assets, and (ii) 1.50% of the Fund's average net assets in excess of $50 million, the Investment Manager will pay or reimburse the Fund for that excess up to the amount of its advisory fee payable with respect to the Fund during that fiscal year. The fee paid by the Fund, although higher than the investment advisory fees paid by most other mutual funds, is comparable to the fees paid for similar services by many funds with similar investment objectives and policies. In 1996, the Fund paid 0.72% of the Fund's average daily net assets to the Investment Manager.


     Heitman/PRA Advisors is a corporation organized on November 14, 1994 under the laws of Illinois to provide investment advice and discretionary management primarily with respect to investment in publicly traded securities of issuers principally engaged in the real estate business. The address of Heitman/PRA Advisors is 180 North LaSalle Street, Suite 3600, Chicago, Illinois 60601. Dean A. Sotter, President and Chief Financial Officer of the Trust, Timothy J. Pire, Assistant Secretary of the Trust and Randall E. Newsome, Assistant Secretary of the Trust are primarily responsible for monitoring the day-to-day investment activity of the Fund. Messrs. Sotter, Pire and Newsome have extensive experience in direct real estate analysis, securities research and portfolio management of publicly traded real estate securities. Mr. Sotter is President of Heitman/PRA Advisors with overall responsibility for portfolio management and marketing. Prior to joining Heitman/PRA Advisors, Mr. Sotter was a Partner of PRA Securities Advisors, L.P. He was a Portfolio Manager and Vice President of JMB Institutional Realty Corporation from 1985-1992, where his responsibilities included property level analysis, budgeting and valuation as well as financial reporting and client communications. Mr. Pire is Vice President of Heitman/PRA Advisors whose responsibilities include portfolio management, investigation and analysis of publicly traded real estate securities and implementation of the investment strategy through portfolio management. Prior to joining Heitman/PRA Advisors, Mr. Pire served as Research Analyst with PRA Securities Advisors, L.P., and he was an Associate Appraiser with Lyon, Skelte & Speirs in Seattle, Washington from 1990-1992 where he was involved in valuation of commercial real estate and writing full narrative appraisals. Mr. Newsome is Vice President of Heitman/PRA Advisors whose responsibilities include portfolio management, investigation and analysis of publicly traded real estate securities and implementation of the investment strategy through portfolio management. Mr. Newsome also oversees Heitman/PRA Advisors' trading positions. Prior to joining Heitman/PRA Advisors, Mr. Newsome served as Research Analyst with PRA Securities Advisors, L.P. and he was Vice President with The Stratus Corporation in Chicago, Illinois from 1989-1993 where he was responsible for property management, leasing and construction management.


     Heitman/PRA Advisors is a wholly owned subsidiary of Heitman Financial Ltd. ("Heitman") which is a wholly owned subsidiary of United Asset Management Corporation ("UAM"). Affiliates of Heitman and UAM serve as investment advisers and managers to funds, other collective investment vehicles and separate accounts established for investment in real estate by pension and profit sharing trusts, corporations, endowments, foundations and other tax-exempt institutional investors. As of December 31, 1996, affiliates of Heitman and UAM had gross assets under management totaling over $171 billion.

     Since its inception in 1989 through January 1995, the Fund was advised by PRA Securities Advisors, L.P. The general partner of PRA Securities Advisors, L.P. was JMB Institutional Securities Corporation whose assets were acquired by Heitman in January, 1995.

     From time to time, Heitman/PRA Advisors may, without prior notice to shareholders, voluntarily waive all or a portion of its fees payable by the Fund. This would have the effect of lowering the overall expense ratio of the Fund, and of increasing the yield or return to investors while the fee waiver is in effect. Any such waiver in effect from time to time may be terminated without prior notice to shareholders.

     The Fund has also entered into contracts with Rodney Square Management Corporation ("Rodney Square"), Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001, and Rodney Square Distributors, Inc. ("RSD"), Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001, pursuant to which Rodney Square provides administrative, accounting and transfer agency services to the Fund and RSD provides distribution services to the Fund. Both Rodney Square and RSD are wholly owned subsidiaries of Wilmington Trust Company ("WTC"), a Delaware-chartered banking institution and the Trust's Custodian. For administrative services the Fund pays Rodney

Square a fee, calculated daily and paid monthly in arrears, at the annual rate of .10% of the Fund's average daily net assets of each class of the Fund, subject to a minimum fee of $25,000 per class. For accounting services the Fund pays Rodney Square an annual fee of $75,000 plus an amount equal to .02% of that portion of the Fund's average daily net assets in excess of $100 million.

     Among the services provided by Rodney Square are the following: the coordination and monitoring of any third parties furnishing services to the Fund; providing the necessary office space, equipment and personnel to perform administrative and clerical functions for the Fund; preparing, filing and distributing proxy materials and periodic reports to shareholders; preparation and filing of registration statements and other documents or reports required by federal, state and other laws; preparation and maintenance of financial records of the Fund; and determination of net asset values and dividends for the Fund.

     The Investment Manager and ACG Capital Corporation ("ACG"), which is the distributor of the Advisor Class shares, have entered into a marketing services agreement with respect to the sale of certain Institutional Class shares. Under the marketing services agreement, the Investment Manager will pay ACG additional compensation in the amount of .25 of 1% of the net asset value of the Fund represented by Institutional Class shares purchased by investors introduced to the Investment Manager by ACG. In addition, the Investment Manager has agreed to make certain continuing payments to ACG in the event that the marketing services agreement is terminated (as long as ACG remains registered as a broker/dealer). However, if the Investment Manager terminates the agreement for "cause" or if ACG terminates its distribution agreement with the Trust, ACG is not entitled to such continuing payments. Finally, the agreement provides that ACG will not serve as a distributor of any other open-end registered investment company that invests primarily in shares of REITs (subject to a limited exception) and that the Investment Manager will not offer, sponsor, advise or otherwise promote any open-end registered investment company for which ACG is not the distributor, subject to certain exceptions.

                       DETERMINATION OF NET ASSET VALUE

     The net asset value per share of a class of the Fund's shares is determined by dividing the current value of the Fund's net assets attributable to that class of shares, by the number of outstanding shares of that class. The Fund calculates net asset value as of the close of regular trading hours of each business day the New York Stock Exchange (the "NYSE") is open. The NYSE is currently closed on the following holidays: New Year's Day,
Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Generally, the Fund's investments are valued at market value or, in the absence of a market value, in such manner as the Trustees in good faith deem appropriate to reflect the investment's fair value. In determining fair value, the Trustees may employ an independent pricing service. For further information concerning the Fund's procedures for valuing its assets, see the section entitled "Valuation of Shares" in the Statement of Additional Information.

               INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     It is the policy of the Fund to declare and distribute dividends consisting of substantially all of the Fund's net investment income quarterly and to declare and distribute dividends of net short-term capital gains, if any, annually. Net capital gains (the excess of net long-term capital gains over net short-term capital losses) will be declared and distributed annually. The Fund intends to make such additional distributions as deemed to be necessary to avoid the imposition of any federal excise tax. The Fund has historically and intends to make distributions which represent return of capital to its shareholders.

     Any income, dividend or capital gains distribution paid shortly after a purchase of shares will reduce the net asset value per share of the Fund by the amount of the distribution and such distributions are subject to taxes.

     Dividends   and   distributions  will  be  automatically  reinvested   in
additional shares of the Fund, without charge, at net asset value, unless the shareholder chooses one of the following options:

     x Automatic reinvestment of dividends in shares of the Fund, and payment of capital gains distributions in cash;

     x Automatic reinvestment of capital gains distributions in shares of the Fund, and payment of dividends in cash; or

     x    All dividends and capital gains distributions paid in cash.

     Options for the receipt of dividends and distributions may be changed at any time by writing to the Trust, c/o Rodney Square Management Corporation, P.O. Box 8987, Wilmington, DE 19899-9752.

     Checks which are sent to shareholders who have requested dividends and/or capital gains distributions to be paid in cash and which are subsequently returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be invested in the shareholder's account at the then current net asset value. Further, subsequent dividends and distributions will be automatically reinvested in the shareholder's account.

                                  TAX STATUS

     The Fund intends to continue to qualify and elect to be treated each taxable year as a "regulated investment company" under subchapter M of the Code. Accordingly, the Fund will not be liable for federal income taxes to the extent its net investment income and capital gains net income (excess of capital gains over capital losses) are distributed to shareholders, provided that at least 90% of its net investment income and net short-term capital gains for the taxable year are distributed. Dividends from net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether received in cash or invested in additional shares of the Fund. Distributions of net capital gains are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of the length of time the investor has held his shares of the Fund.

     A small portion of the dividends paid by the Fund to corporate shareholders may qualify for the 70% dividends received deduction available to corporations; dividends that are attributable to distributions made by a REIT to the Fund will not qualify. Capital gains distributions paid by the Fund do not qualify for this deduction. The Fund will notify shareholders each year of the amount of the dividends qualifying for such deduction.

     The Fund is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of taxable ordinary income and capital gain net income. The Fund intends to make such additional distributions of taxable ordinary income and capital gain net income as may be necessary to avoid this excise tax.

     The distributions received by the Fund from its investments may, for federal income tax purposes, consist of ordinary income, long-term capital gains, or a return of capital. The characterization of these distributions to the Fund may, in turn, affect the tax treatment of the Fund's distributions to its shareholders. Statements as to the tax status of each shareholder's dividends and distributions are mailed annually by the Fund. Shareholders may wish to consult their tax advisers about any state and local taxes that may apply to payments received and, in particular, to determine whether dividends paid by the Fund that represent interest derived from U.S. Government securities are exempt from any applicable state or local income taxes.

     Shareholders of the Fund should also be aware that, because the share price of the Fund will fluctuate, redemptions of shares of the Fund will generally result in the realization of capital gains or losses.


                              PURCHASE OF SHARES

     Institutional Class shares of the Fund may be purchased directly from RSD, the Distributor of the Institutional Class shares, at the net asset value next determined after receipt of the order by the Transfer Agent, Rodney Square, and after acceptance by RSD. There is no sales load in connection with the purchase of Institutional Class shares. The Trust and RSD each reserve the right to reject any purchase order and to suspend the offering of Institutional Class shares of the Fund. The minimum initial investment is $250,000, except that institutions purchasing shares of the Fund on behalf of accounts maintained by the institution may aggregate such accounts to satisfy the minimum initial investment requirement. Shareholders purchasing shares after May 15, 1995 are required to maintain $250,000 in their account, and the Fund may involuntarily redeem any account which, as a result of redemptions, falls and remains below $250,000 for a period of 60 days after notice is mailed to the applicable shareholder. Subsequent investments will be accepted in any amount. The Trust reserves the right to vary the initial investment minimum and institute minimums for additional investments at any time. In addition, the Investment Manager may waive the minimum initial investment requirement for any investor. It is anticipated that the minimum initial investment amount will be waived for the following investors, among others:
Trustees and officers of the Trust; officers and employees of Heitman and each of its subsidiaries (including Heitman/PRA Advisors); and officers and employees of ACG Capital Corporation, Advisory Consulting Group, Inc., Rodney Square and RSD.

     The Trust has agreed to pay certain registered investment advisers and other service organizations that have entered into shareholder servicing agreements with the Fund and that maintain omnibus shareholder accounts with the Fund an amount equal to the savings realized by the Fund from lower transfer agency costs attributable to the omnibus account arrangements.

     At the discretion of the Trust, investors may be permitted to purchase shares by transferring securities to the Fund that: (i) meet the Fund's investment objectives and policies; (ii) are acquired for investment and not for resale; (iii) are liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) have a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the NYSE, or NASDAQ. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value.

     Purchase orders for shares of the Fund which are received by the Transfer Agent in proper form prior to the close of regular trading hours on the NYSE (currently 4:00 p.m., New York time) on any day that the Fund calculates its net asset value are priced according to the net asset value determined on that day. Purchase orders for shares of the Fund received after the close of the NYSE are priced as of the time the net asset value per share is next determined. See "Determination of Net Asset Value."

     The Fund may accept telephone orders from certain broker-dealers or service organizations which have been previously approved by the Fund. It is the responsibility of such broker-dealers or service organizations to promptly forward purchase orders and payments for the same to the Fund. Shares of the Fund may be purchased through certain broker-dealers, banks, and bank trust departments who may charge the investor a transaction fee or other fee for their services at the time of purchase. Such fees would not otherwise be charged if the shares were purchased directly from the Fund.

     Purchases may be made in one of the following ways:

PURCHASES BY MAIL

     Shares   may   be  purchased  initially  by  completing  the  Application accompanying this Prospectus and mailing it to the Trust's Transfer Agent, together with a check payable to Heitman Securities Trust, c/o Rodney Square Management Corporation, P.O. Box 8987, Wilmington, DE 19899-9752. A purchase order sent by overnight mail should be sent to Rodney Square Management Corporation, 1105 North Market Street, Wilmington, DE 19801. Subsequent investments in an existing account in the Fund may be made at any time and in any amount by sending a check payable to the Trust, c/o Rodney Square Management Corporation, P.O. Box 8987, Wilmington, DE 19899-9752, and using the deposit slip found at the bottom of each shareholder statement or along with a letter stating the amount of the investment and the name of the account for which the investment is to be made.

PURCHASES BY WIRE

     To order shares for purchase by wire, the Transfer Agent must first be notified by calling (800) 435-1405. Shares of the Fund may be purchased by wiring federal funds to WTC. Following notification to the Transfer Agent, federal funds and registration instructions should be wired through the Federal Reserve System to:

       Wilmington Trust Company
       ABA # 0311-0009-2
       DDA # 2629-5416
       Further credit to Heitman Real Estate Fund
       Further credit (Shareholder's Name)
       Fund Account Number

     All investors making initial investments by wire must promptly complete the Application accompanying this Prospectus and forward it to the Transfer Agent. Redemptions will not be processed until the Application has been received by the Transfer Agent.

AUTOMATIC INVESTMENT PLAN

     After the initial purchase, shareholders may purchase additional Fund shares through an Automatic Investment Plan. Under the Plan, the Transfer Agent will automatically debit a shareholder's bank checking account on a monthly basis in an amount of $50 or more (subsequent to the $250,000 minimum initial investment), as specified by the shareholder. The purchase of Fund shares will be effected at their offering price at the close of regular trading hours on the NYSE (currently 4:00 p.m., Eastern time) on or about the 20th day of the month. For further details about this service check the box on the Application Form or call (800) 435-1405. This service may also not be available for Service Organization clients who are provided similar services by those organizations.

INDIVIDUAL RETIREMENT ACCOUNTS

     Shares of the Fund may be purchased for tax-deferred retirement plans such as individual retirement accounts ("IRAs"). Application forms and brochures describing investments for IRAs can be obtained from the Transfer Agent by calling (800) 435-1405. WTC makes available its services as an IRA custodian for each shareholder account that is established as an IRA. For these services, WTC receives an annual fee of $10.00 per account, which fee is paid directly to WTC by the IRA shareholder. If the fee is not paid by the date due, shares of the Fund owned by the IRA will be redeemed automatically for purposes of making the payment.

                                  REDEMPTIONS

     Shareholders may redeem their shares of the Fund without charge on any day that the Fund calculates its per share net asset value (see "Determination of Net Asset Value"). Redemptions will be effective at the net asset value per share next determined after the receipt by the Transfer Agent of a redemption request meeting the requirements described below. Except under certain emergency conditions, your redemption payment will be sent to you within seven (7) days after receipt of your telephone or written redemption request, in proper form, by the Transfer Agent. If your redemption request is made with respect to shares purchased by check within ten (10) days of the purchase date, the redemption payment will be held until the check has been collected (which usually takes up to ten (10) days), although the shares redeemed will be priced for redemption upon receipt of your redemption request in proper form. You can avoid the inconvenience of this delay by purchasing shares with a certified treasurer's or cashier's check, or with a federal funds or bank wire.

     Except as noted below, redemption requests received in proper form by the Transfer Agent prior to the close of regular trading hours on the NYSE
(currently 4:00 p.m., New York time) on any business day that the Fund calculates its per share net asset value are effective that day and the shares redeemed earn dividends declared through the day of redemption.

     Redemption requests received after the close of the NYSE are effective as of the time the net asset value per share is next determined. No redemption will be processed until the Transfer Agent has received a completed Application with respect to the account.

     The Fund will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of the Investment Manager or the Trustees, result in the necessity of the Fund selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Fund. The Fund may distribute readily marketable securities from the Fund's portfolio in-kind in satisfaction or partial satisfaction of the amount payable on redemption of shares in conformity with applicable Securities and Exchange Commission ("SEC") rules and valued in the same way as such securities would be valued for purposes of computing net asset value of the Fund. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. In-kind payments need not constitute a cross-section of the Fund's portfolio. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares solely in cash if redemption requests made by a shareholder account during any 90-day period do not exceed the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

     Redemption proceeds in cash or in-kind will be remitted to a redeeming shareholder by check payable, or securities transferred, only to the redeeming shareholder or such shareholder's designated representative and only to the shareholder's address, or that of the shareholder's designated representative, on the books of the Fund. A shareholder may request that redemption proceeds be wired directly to the shareholder's account at any commercial bank in the United States. The redemption proceeds must be paid to the same bank and account as designated on the application or in written instructions subsequently received by the Transfer Agent.

     Shares may be redeemed in one of the following ways:

REDEMPTION BY MAIL

     Shares may be redeemed by submitting a written request for redemption to the Transfer Agent at P.O. Box 8987, Wilmington, DE 19899-9752. A redemption request sent by overnight mail should be sent to the Transfer Agent, 1105 North Market Street, Wilmington, DE 19801.

     A written redemption request to the Transfer Agent must (i) identify the shareholder's account name, (ii) state the number of shares to be redeemed, and (iii) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the Transfer Agent together with the redemption request. A redemption request for any amount, if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantee(s). The guarantor of a signature must be an eligible institution acceptable to the Fund's Transfer Agent, such as a bank, broker, dealer, municipal securities dealer, government securities dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. The Trust may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the Transfer Agent receives all required documents in proper form. Questions with respect to the proper form for redemption requests should be directed to the Transfer Agent at (800) 435-1405.

REDEMPTION BY TELEPHONE

     Shareholders who have so indicated on the Application, or have subsequently arranged in writing to do so, may redeem shares by instructing the Transfer Agent by telephone. In order to arrange for redemption by wire or telephone after an account has been opened or to change the bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent at the address listed above. Such requests must be signed by the shareholder, with signatures guaranteed (see "Redemption by Mail" above for details regarding signature guarantees). Further documentation may be requested from corporations, executors, administrators, trustees or guardians.

     The Trust reserves the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by wire or telephone may be modified or terminated at any time by the Trust.

SYSTEMATIC WITHDRAWAL PLAN

     Shareholders who own shares with a value of $10,000 or more may participate in the Systematic Withdrawal Plan. Under the Plan, shareholders may automatically redeem a portion of their Fund shares monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Fund shares will be effected at their net asset value at the close of the NYSE on or about the 25th day of the month at the frequency selected by the shareholder. If you expect to purchase additional Fund shares, it may not be to your advantage to participate in the Systematic Withdrawal Plan because contemporary purchases and redemption may result in adverse tax consequences. This service may also not be available for Service Organization clients who are provided similar services by those organizations. For further details about this service, see the Application or call the Transfer Agent at (800) 435-1405.

                            PERFORMANCE INFORMATION

     From time to time, in advertisements or in reports to shareholders or prospective investors, the Fund may provide yield and average annual total return information, and the Fund may compare its performance, either in terms of its total return or its yield, total return or ranking, to that of other mutual funds with similar investment objectives and to other relevant indices. The Fund may also include its rating as published by mutual fund statistical services or major financial publications. For example, the Fund may compare its performance to rankings prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, or to other indices as appropriately determined. Total return and yield information may be useful in reviewing the Fund's performance and for providing a basis for comparison with other investment alternatives. However, since the performance of the Fund changes in response to fluctuations in market conditions and Fund expenses, no performance quotation should be considered a representation as to the Fund's performance for any future period. The Fund's Annual Report to Shareholders will contain detailed information with respect to the performance of the Fund. The Annual Report will be made available free of charge to prospective investors upon request.

     The yield of the Fund refers to the income generated by an investment in the Fund over a specified one month period identified in the advertisement and is computed by dividing the net investment income per share earned for a specified one month period by the net asset value at the end of the month and expressing the result as an annualized percentage. In computing net investment income all recurring charges are recognized.

     The Fund's average annual total return generally measures the average annual percentage growth in the dollar value of an investor's account over a specified period, based on a hypothetical $1,000 initial investment in the
Fund  and  assuming the reinvestment of all dividends and distributions.   The
Fund may also utilize a total return computed in the same manner but for differing periods and without annualizing the total return. The Fund may show total return broken down into its components of investment gain (or loss) and total income (or distribution).

                            ADDITIONAL INFORMATION

ORGANIZATION, CAPITALIZATION AND VOTING

     Heitman Securities Trust is organized as a Massachusetts business trust on September 15, 1988, as Amended and Restated on February 28, 1995 and operates under a Master Trust Agreement which was amended and restated on February 28, 1995 (the "Master Trust Agreement"). The Trust is registered with the SEC as an open-end diversified management investment company.


     Under Massachusetts law and pursuant to the Master Trust Agreement, the Trust is authorized to issue an unlimited number of shares of beneficial interest in separate series, with shares of each series representing interests in a separate portfolio of assets and operating as a separate distinct fund. In addition, the Trust is authorized to issue an unlimited number of classes of shares of beneficial interest in the Fund. To date, the Trust has established one series, the Heitman Real Estate Fund with two classes of shares, designated as the Heitman/PRA Institutional Class and the Advisor
Class. Each Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share, and is entitled to such dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees. Shares of the Fund are fully paid and non-assessable by the Trust and have no preemptive or conversion rights. As of April 1, 1997, the United Nations owned by virtue of shared or sole voting or investment power on behalf of its underlying account 26.01% of the Heitman/PRA Institutional Class shares, which represents 16.49% of all outstanding shares of the Fund.

     The Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing Trustees, changing fundamental investment policies or approving certain contracts. Shareholders holding an aggregate of at least 10% of the outstanding shares of the Fund may request a meeting of shareholders at any time for the purpose of voting to remove one or more of the Trustees, and the Trust will assist shareholders in communicating with other shareholders in connection with such a meeting. At any meeting of shareholders, each share shall entitle the holder thereof to one vote.

     Certificates for Fund shares are issued only upon specific written request to the Fund's Transfer Agent. However, within five business days from the date of completion of each purchase or redemption transaction in an account, the Transfer Agent will mail to the shareholder a confirmation statement which will indicate the number of shares involved and the balance of shares held in the account. The Trust also sends annual statements to each shareholder indicating the status of the shareholder's account. In addition, shareholders will receive annual financial and semi-annual statements of the Trust. Quarterly financial statements of the Trust are available upon request. The Trust reserves the right to eliminate duplicate mailings of such statements and other materials to shareholders who reside at the same address.

CUSTODIAN, TRANSFER AGENT, DISTRIBUTOR AND INDEPENDENT ACCOUNTANTS

     Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001 (the "Custodian") serves as Custodian of the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties.

     Rodney Square Management Corporation, P.O. Box 8987, Wilmington, Delaware 19899-9752 serves as the Fund's Transfer Agent. As Transfer Agent, it maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs all shareholder service functions. All shareholder inquiries with respect to these services should be directed to Rodney Square at (800) 435-1405.

     Rodney Square Distributors, Inc., Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001 serves as the Distributor with responsibility for distributing the Institutional Class shares. Applicable banking laws prohibit deposit-taking institutions from underwriting or distributing securities. WTC and its affiliates believe and have been advised by their counsel that they may perform the services contemplated by their respective agreements with the Trust without violation of applicable banking laws or regulations. If WTC or its affiliates were prohibited from performing these services, it is expected that the Trust's Board of Trustees would consider entering into agreements with other entities.

     Price   Waterhouse  LLP  currently  serves  as  the  Fund's   independent
accountants with responsibility for auditing the Fund's annual financial statements.

ADDITIONAL INFORMATION

     Additional information regarding the Fund and the Trust may be obtained from the Trust at the address and telephone number listed on the cover of this Prospectus.

INVESTMENT ADVISOR

     Heitman/PRA Securities Advisors, Inc.
     180 North LaSalle Street, Suite 3600
     Chicago, IL  60601

     OFFICERS
     William L. Ramseyer, Chief Executive Officer
     Dean A. Sotter, President and Treasurer
     Timothy J. Pire, Assistant Secretary
     Randall E. Newsome, Assistant Secretary
     Laurie V. Brooks, Assistant Secretary
     John J. Kelley, Assistant Treasurer


                                             ------------------------
     BOARD OF TRUSTEES                       HEITMAN REAL ESTATE FUND
     Robert W. Beeney                        ------------------------
     Donald L. Foote
     John F. Goydas
     William L. Ramseyer
     Maurice Wiener

     DISTRIBUTOR                             HEITMAN/PRA
     Rodney Square Distributors, Inc.        INSTITUTIONAL
     Rodney Square North                     CLASS
     1100 North Market Street                PROSPECTUS
     Wilmington, DE  19890


     CUSTODIAN                               May 1, 1997
     Wilmington Trust Company
     Rodney Square North
     1100 North Market Street
     Wilmington, DE  19890

     TRANSFER AGENT AND ADMINISTRATOR
     Rodney Square Management Corporation
     Rodney Square North
     1100 North Market Street
     Wilmington, DE  19890

     TRUST HEADQUARTERS
     180 North LaSalle Street, Suite 3600
     Chicago, IL  60601
     (800) 435-1405

269236.c2
4/18/96 7:40

                           ------------------------
                           HEITMAN REAL ESTATE FUND
                           ------------------------



                                 ADVISOR CLASS

    Heitman Securities Trust (the "Trust") is a series mutual fund which currently consists of one investment portfolio, the Heitman Real Estate Fund (the "Fund"). The Fund's investment objective is to obtain high total return consistent with reasonable risk by investing primarily in equity securities of public companies principally engaged in the real estate business. Each investment is selected based upon a determination by the Fund's investment manager that the anticipated total return, considering both income and potential for capital appreciation, is high relative to the risk assumed.

    The Fund offers two classes of shares. The shares offered by this Prospectus are the Advisor Class of shares, which are available to shareholders with a minimum initial investment of $5,000. In addition, the Fund offers by separate Prospectus the Heitman/PRA Institutional Class of shares, which are available for purchase in initial aggregate amounts of $250,000 or more.

    This Prospectus contains a concise summary of information regarding the Fund that a prospective investor should know before investing. Investors should read this Prospectus carefully and retain it for future reference. Additional information regarding the Fund is contained in a Statement of
Additional Information dated May 1, 1997, which has been filed with the Securities and Exchange Commission and which is incorporated into this Prospectus by reference. Additional copies of this Prospectus and the Statement of Additional Information are available without charge upon request to the Trust at the address or telephone number set forth on the outside cover of this document.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                         PROSPECTUS DATED  MAY 1, 1997

INVESTMENT ADVISOR                      DISTRIBUTOR
Heitman/PRA Securities Advisors, Inc.   ACG Capital Corporation
180 North LaSalle Street, Suite 3600    1661 Tice Valley Boulevard, #200
Chicago, IL  60601                      Walnut Creek, CA  94595

CUSTODIAN                               TRANSFER AGENT AND ADMINISTRATOR
Wilmington Trust Company                Rodney Square Management Corporation
Rodney Square North                     Rodney Square North
1100 North Market Street                1100 North Market Street
Wilmington, DE  19890-0001              Wilmington, DE  19890-0001

                               TABLE OF CONTENTS

                                                                 PAGE
                                                                 ----

TRANSACTION AND EXPENSE DATA.....................................  1

FINANCIAL HIGHLIGHTS.............................................  2

INVESTMENT OBJECTIVE AND POLICIES................................  3

RISK FACTORS.....................................................  6

MANAGEMENT OF THE FUND...........................................  7

DETERMINATION OF NET ASSET VALUE................................. 10

INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS................. 10

TAX STATUS....................................................... 11

PURCHASE OF SHARES............................................... 11

REDEMPTIONS...................................................... 17

PERFORMANCE INFORMATION.......................................... 20

ADDITIONAL INFORMATION........................................... 21

                         TRANSACTION AND EXPENSE DATA

     The following table sets forth the costs and expenses that an investor in Advisor Class shares of the Fund will incur directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES:

     Maximum Sales Load Imposed on Purchases                4.75%
     Maximum Sales Load Imposed on Reinvested Dividends     None
     Deferred Sales Load                                    None
     Redemption Fees                                        None
     Exchange Fees                                          None

ANNUAL FUND OPERATING EXPENSES:
(as a percentage of average daily net assets)

     Management Fees                                             0.75%
     12b-1 Fees (1)                                              0.25%
     Other Expenses:

          Shareholder Servicing Expenses               0.25%
          Other Fees and Expenses                      0.48%
          Total Other Expenses                                   0.73%

     Total Fund Operating Expenses                               1.73%
                                                                 ====

---------------------

(1) Because the 12b-1 fee is an annual fee charged against the assets of the Fund, long-term shareholders may indirectly pay more in 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted under applicable rules. See "Purchase of Shares - Fees and Charges" and "Purchase of Shares - Distribution Plan."


EXAMPLE:

                                        1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                        ------    -------   -------   --------
You would pay the following
expenses on a $1,000 investment,
assuming (1) 5% annual return and
(2) redemption at the end
of each time period:                      $64       $99       $137      $242


     Except as otherwise indicated, all information in the Transaction and Expense Data table is based on actual expenses and average daily net assets of the Fund for the fiscal year ended December 31, 1996. The purpose of the table is to assist the investor in understanding the various costs and expenses that an investor will bear directly or indirectly. The Example provided with the Table should not be considered a representation of past or future expenses or performance. Actual expenses may be more or less than those shown. For further information on sales charges and shareholder servicing fees, see "Purchase of Shares - Fees and Charges" and "Shareholder Servicing Agreement"; for further information on 12b-1 fees, see "Purchase of Shares - Fees and Charges" and "Purchase of Shares - Distribution Plan"; and for further information on management fees, see "Management of the Fund."

     Institutional Class shares are available in initial aggregate amounts of $250,000 or more. Because the sales charges and expenses vary between the classes, performance will vary with respect to each class. Additional information concerning the Advisor Class may be obtained by calling toll-free 1-800-888-REIT.

                             FINANCIAL HIGHLIGHTS

     The following financial highlights for the fiscal year ended December 31, 1996 have been audited by Price Waterhouse LLP as indicated in their report dated February 14, 1997 on the Fund's financial statements as of December 31, 1996. The financial highlights for the period May 15, 1995 through December 31, 1995 have been audited by Arthur Andersen LLP. These financial highlights should be read in conjunction with the Fund's financial statements and notes thereto which are found in the Statement of Additional Information under "Financial Statements." Effective May 15, 1995, the Fund began offering the Advisor Class shares. For further information about the performance of the Fund, see the Fund's Annual Report, which may be obtained without charge by contacting the Fund's Administrator.

                             ADVISOR CLASS SHARES
                             --------------------

                                FOR THE FISCAL     FOR THE PERIOD MAY 15, 1995
                                YEAR ENDED         (COMMENCEMENT OF OPERATIONS)
                                DECEMBER 31, 1996  THROUGH DECEMBER 31, 1995
                                -----------------  ---------------------------

NET ASSET VALUE, BEGINNING OF PERIOD    $  8.67             $ 8.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income a                    0.31               0.23
Net realized and unrealized gain
  on investments                           2.84               0.80
  Total from investment operations         3.15               1.03

DISTRIBUTIONS
From net investment income a              (0.31)             (0.23)
In excess of net investment income        (0.12)              0.00
From net realized gain
  on investments                          (0.41)              0.00
From tax return of capital b               0.00              (0.13)
  Total distributions                     (0.84)             (0.36)

NET ASSET VALUE, END OF PERIOD          $ 10.98             $ 8.67
                                        -------             ------

Total Return c                            37.44%             13.19%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's) $79,805             $5,520
Ratio of expenses to average net
    assets                                 1.73%              1.99%*d
Ratio of net investment income to
    average net assets a                   3.91%              4.27%*d
  Portfolio Turnover                      59.88%             65.33%*
  Average commission rate paid e        $0.0504                _

-------------------
*    Annualized.

a Distributions from REIT investments generally include a return of capital, which the Fund records as a reduction in the cost basis of its investments.

b Historically, the Fund has distributed to its shareholders amounts approximating distributions received from the REITs. Such distributions may include a portion which may be a return of capital.

c This result does not include the sales charge. If the charge had been included, the return would have been lower. The total return for the fiscal period ended December 31, 1995 has not been annualized.


d During 1995, the Advisor has agreed to reimburse a portion of the Advisor Shares' expenses. Without reimbursement, the expense ratio would have been 5.34% and the ratio of net investment income to average net assets would have been 0.92%.


e Required disclosure for fiscal years beginning after September 1, 1995 pursuant to SEC regulations.

                       INVESTMENT OBJECTIVE AND POLICIES


INVESTMENT OBJECTIVE

     The Fund's investment objective is to obtain high total return consistent with reasonable risk by investing primarily in equity securities of public companies principally engaged in the real estate business. Each investment will be selected based upon a determination by Heitman/PRA Securities Advisors, Inc. ("Heitman/PRA Advisors" or the "Investment Manager") that the anticipated total return, considering both income and potential for capital appreciation, is high relative to the risk assumed. There can be no assurance that the Fund will achieve its objective and the Fund may not achieve as high a total return as other investment companies that invest in a broader universe of securities. The Fund's investment objective is a fundamental policy of the Fund and may be changed only by the affirmative vote of the holders of a majority of the Fund's shares.

INVESTMENT POLICIES

     The Fund seeks to achieve its objective by investing in equity securities of public companies principally engaged in the real estate business. A company is "principally engaged" in the real estate business if at least 50% of the fair market value of its assets, as determined by the Investment Manager, consists of interests in, or at least 50% of its gross income or net profits are derived from the ownership, construction, management, financing or sale of, residential, commercial, or industrial real estate. Equity securities in which the Fund may invest are limited to common and preferred stocks, convertible bonds and convertible preferred stocks and warrants. All equity securities in which the Fund invests will be listed on a U.S. national securities exchange or traded in the over-the-counter market.

     Total return is composed of current income and capital appreciation. Under normal circumstances, the Fund will seek to maintain a balanced portfolio of securities which are income producing and securities which offer potential for capital appreciation.

     Under normal conditions at least 65% of the Fund's assets will be invested in the equity securities of companies, a majority of whose assets are represented by the ownership of real property, including leasehold interests. Such companies may include equity, mortgage and hybrid real estate investment trusts ("REITs") and other companies with substantial real estate holdings. Although not an investment policy of the Fund, it is anticipated that under normal circumstances approximately 60% to 90% of the Fund's assets will be invested in REITs and that a majority of the Fund's REIT investments will consist of equity securities of equity and hybrid REITs.

     The Fund may invest up to 35% of its total assets in equity securities of companies not principally engaged in the real estate business (as defined above) but nonetheless engaged in businesses related thereto. These companies may include manufacturers and distributors of building supplies, financial institutions which make or service mortgages, and companies whose real estate assets are substantial relative to the companies' stock market valuations, such as retailers, railroads and paper and forest products companies.

REAL ESTATE INVESTMENT TRUSTS

     A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the
Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.

     REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans; and a hybrid REIT invests in both real estate equities and mortgages.

SHORT-TERM CASH MANAGEMENT AND TEMPORARY DEFENSIVE POLICIES

     For liquidity or temporary defensive purposes, the Fund may invest in money market mutual funds and in the following short-term debt securities (securities with remaining maturities of less than one year): high grade corporate debt securities, including commercial paper, notes, bonds and debentures; certificates of deposit, bankers' acceptances and time deposits; debt obligations of the U.S. Government including U.S. Treasury bills, bonds and notes and obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies and instrumentalities; and repurchase agreements that are fully collateralized by U.S. Government obligations, including repurchase agreements that mature in more than seven days. The Fund may invest up to 10% of its assets in such short-term securities on a regular basis to maintain liquidity for purposes of redeeming shares and meeting other cash obligations of the Fund. When the Investment Manager believes that financial conditions warrant, it may invest all or any portion of the Fund's assets in such securities for temporary defensive purposes. The Fund may not invest more than 25% of its assets in securities or obligations issued by banks. When the assets of the Fund are invested in short-term securities, the Fund will not be invested in a manner consistent with achieving its investment objective.

     Repurchase agreements involve transactions by which an investor (such as the Fund) purchases a security and simultaneously obtains the commitment of the seller (a bank or broker-dealer) to repurchase the security at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The Fund may enter into repurchase agreements with banks or primary dealers of U.S. Government securities, provided the Fund's custodian always has possession of the securities serving as collateral whose market value at least equals the amount of the institution's repurchase obligation. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase transaction involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value of the underlying security. The holder of a repurchase agreement bears the risk that the issuer thereof will be unable to meet its repurchase obligation when due; however, since the repurchase agreement is in effect fully collateralized by the underlying security, the risk of loss on such an instrument is minimal. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and could experience losses, including: (i) the possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (ii) possible subnormal levels of income and lack of access to income during this period; and (iii) expenses of enforcing its rights.

COMPANIES WITH LIMITED OPERATING HISTORIES

     The Fund's portfolio may include securities of companies which have limited operating histories and may not yet be profitable. The investments in such companies offer opportunities for capital gains, but entail significant risks including, but not limited to, the volatility of the stock price and the viability of the firms' operations. The Fund will not invest in companies which together with predecessors have operating histories of less than three
(3) years if immediately thereafter and as a result of such investment the value of the Fund's holdings of such securities (other than securities of REITs) exceeds 5% of the value of the Fund's total assets. Although not an investment policy of the Fund, it is anticipated that under normal circumstances, approximately 10% to 15% of the REITs in which the Fund invests will have operating histories of less than three years.

BORROWING

     The Fund is authorized to borrow an amount not to exceed 33% of the value of its total assets (including the amount borrowed) for temporary administrative purposes, and to pledge all or any portion of its assets in connection with such borrowings. Such borrowings may be used for ongoing cash needs of the Fund including the payment of redemptions, dividends and other administrative and operating expenses. The Fund may not borrow for the purpose of leveraging its investment portfolio. The Fund may not purchase additional securities while outstanding borrowings exceed 5% of the value of its total assets.

PORTFOLIO TURNOVER

     The Fund does not intend to use short-term trading as a primary means of achieving its investment objective. The Fund, however, does expect to engage in portfolio trading when considered appropriate. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 75%. A 75% turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a year (excluding all securities whose maturities at acquisition were one year or less) were equal to 75% of the average monthly value of the securities held by the Fund during such year. Higher portfolio turnover rates will increase aggregate brokerage commission expenses which must be borne directly by the Fund and ultimately by the Fund's shareholders.

LENDING OF PORTFOLIO SECURITIES

     From time to time, the Fund may lend portfolio securities to broker-dealers for the purpose of realizing additional income. The total amount of all such loans outstanding will not exceed 33% of the Fund's total assets. Loans of portfolio securities will be collateralized by cash, letters of credit or securities issued or guaranteed by the U.S. Government or its agencies which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Although each loan transaction must be fully collateralized at all times, it will involve some risk to the Fund if the party borrowing the securities should default on its obligation and the Fund is delayed in or prevented from recovering the collateral. Securities loaned by the Fund will remain subject to fluctuations of market value.


                                 RISK FACTORS

     The Fund is not intended to constitute a complete investment program. Under normal circumstances, at least 65% of the Fund's assets will be invested in the equity securities of companies principally engaged in the real estate industry. Because the Fund will be concentrated in this industry, the Fund may be subject to the risks associated with the direct ownership of real estate. For example, real estate values may fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, and increases in interest rates. The value of securities of companies which service the real estate business sector may also be affected by such risks. Thus, the value of the Fund's shares may change at different rates compared to the value of shares of a mutual fund with investments in many industries.

     Because the Fund may invest a substantial portion of its assets in REITs, the Fund may also be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the Investment Company Act of 1940 (the "1940 Act").

     Although an investment in the Fund is not without risk, the Fund follows certain polices in managing its investments which may help to reduce these risks. Set forth below are the more significant investment restrictions:

1. The Fund may not purchase a security if, as a result: (a) with respect to 75% of its total assets, (i) more than 5% of its total assets would be invested in the securities of any single issuer or (ii) the Fund would own more than 10% of the voting securities of any single issuer; and (b) more than 5% of its net assets would be invested in the securities of companies (other than REITs) which together with their predecessors have been in continuous operation for less than three years. These limitations do not apply to investments in U.S. Government securities.

2. The Fund may borrow money solely for temporary administrative purposes but not in an amount exceeding 33% of its total assets (including the amount borrowed). The Fund may not borrow for the purpose of leveraging its investment portfolio. The Fund may not purchase additional securities while outstanding borrowings exceed 5% of the value of its assets.

3. The Fund may temporarily lend its portfolio securities to broker-dealers but only when the loans are fully collateralized. The Fund will limit these loans to 33% of its total assets.

4. The Fund may not invest more than 10% of its net assets in illiquid securities, including securities restricted as to resale, repurchase agreements extending for more than seven days and other securities which are not readily marketable.

     These investment restrictions may not be changed without shareholder approval, except that the restriction in paragraph 1(b) may be changed by the Board without shareholder approval. For a complete listing of the Fund's fundamental investment restrictions, see the section entitled "Additional Information Regarding Investment Policies and Limitations" in the Statement of Additional Information.

                            MANAGEMENT OF THE FUND

     The Board of Trustees is responsible for the overall supervision of the business and affairs of the Fund and has approved contracts with certain organizations to provide day-to-day management of the Fund.

     The Fund has entered into an Investment Management Agreement with Heitman/PRA Advisors to furnish investment services to the Fund. The Investment Manager directs the investments of the Fund in accordance with the Fund's investment objective and policies subject to supervision by the Board of Trustees. Specifically, the Investment Manager is responsible for performing the following services: (a) furnishing continuously an investment program for the Fund and (b) determining which investments should be purchased, held, sold or exchanged by the Fund and what portion, if any, of the Fund's assets should be held uninvested. In connection with the management  of  the  investment and reinvestment of  the  Fund's  assets,  the
Investment Manager is authorized to select brokers or dealers to execute purchase and sale transactions for the Fund. In addition, the Investment Manager manages, supervises and conducts such other affairs and business of the Fund as the Trust and the Investment Manager may determine from time to time. For these services, the Fund pays Heitman/PRA Advisors a fee, calculated daily and paid monthly in arrears, at the annual rate of 0.75% of the Fund's first $100 million of average daily net assets, plus 0.65% of the average daily net assets of the Fund in excess of $100 million. The Investment Manager has agreed that if the total expenses of the Fund (exclusive of interest, taxes, brokerage expenses and extraordinary items) for any fiscal year of the Fund exceed (i) 1.75% of the first $50 million of the Fund's average net assets, and (ii) 1.50% of the Fund's average net assets in excess of $50 million, the Investment Manager will pay or reimburse the Fund for that excess up to the amount of its advisory fee payable with respect to the Fund during that fiscal year. The fee paid by the Fund, although higher than the investment advisory fees paid by most other mutual funds, is comparable to the fees paid for similar services by many funds with similar investment objectives and policies. In 1996, the Fund paid 0.72% of the Fund's average daily net assets in advisory fees to the Investment Manager.


     Heitman/PRA Advisors is a corporation organized on November 14, 1994 under the laws of Illinois to provide investment advice and discretionary management primarily with respect to investment in publicly traded securities of issuers principally engaged in the real estate business. The address of
Heitman/PRA Advisors is 180 North LaSalle Street, Suite 3600, Chicago, Illinois 60601. Dean A. Sotter, President and Chief Financial Officer of the Trust, Timothy J. Pire, Assistant Secretary of the Trust and Randall E.
Newsome, Assistant Secretary of the Trust, are primarily responsible for monitoring the day-to-day investment activity of the Fund. Messrs. Sotter, Pire and Newsome have extensive experience in direct real estate analysis, securities research and portfolio management of publicly traded real estate securities. Mr. Sotter is President of Heitman/PRA Advisors with overall responsibility for portfolio management and marketing. Prior to joining Heitman/PRA Advisors, Mr. Sotter was a Partner of PRA Securities Advisors, L.P. He was a Portfolio Manager and Vice President of JMB Institutional Realty Corporation from 1985-1992, where his responsibilities included property level analysis, budgeting and valuation as well as financial reporting and client communications. Mr. Pire is Vice President of Heitman/PRA Advisors whose responsibilities include portfolio management, investigation and analysis of publicly traded real estate securities and implementation of the investment strategy through portfolio management. Prior to joining Heitman/PRA Advisors, Mr. Pire served as Research Analyst with PRA Securities Advisors, L.P., and he was an Associate Appraiser with Lyon, Skelte & Speirs in Seattle, Washington from 1990-1992 where he was involved in valuation of commercial real estate and writing full narrative appraisals. Mr. Newsome is Vice President of Heitman/PRA Advisors whose responsibilities include portfolio management, investigation and analysis of publicly traded real estate securities and implementation of the investment strategy through portfolio management. Mr. Newsome also oversees Heitman/PRA Advisors' trading positions. Prior to joining Heitman/PRA Advisors, Mr. Newsome served as Research Analyst with PRA Securities Advisors, L.P. and he was Vice President with The Stratus Corporation in Chicago, Illinois from 1989-1993 where he was responsible for property management, leasing and construction management.


     Heitman/PRA Advisors is a wholly owned subsidiary of Heitman Financial Ltd. ("Heitman") which is a wholly owned subsidiary of United Asset Management Corporation ("UAM"). Affiliates of Heitman and UAM serve as investment advisers and managers to funds, other collective investment vehicles and separate accounts established for investment in real estate by pension and profit sharing trusts, corporations, endowments, foundations and other tax-exempt institutional investors. As of December 31, 1996, affiliates of Heitman and UAM had gross assets under management totaling over $171 billion.


     Since its inception in 1989 through January, 1995, the Fund was advised by PRA Securities Advisors, L.P. The general partner of PRA Securities Advisors, L.P. was JMB Institutional Securities Corporation whose assets were acquired by Heitman in January, 1995.

     From time to time, Heitman/PRA Advisors may, without prior notice to shareholders, voluntarily waive all or a portion of its fees payable by the Fund. This would have the effect of lowering the overall expense ratio of the Fund, and of increasing the yield or return to investors while the fee waiver is in effect. Any such waiver in effect from time to time may be terminated without prior notice to shareholders.

     The Fund has also entered into contracts with Rodney Square Management Corporation ("Rodney Square"), Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001, and ACG Capital Corporation ("ACG" or the "Distributor"), 1661 Tice Valley Boulevard, #200, Walnut Creek, CA 94595, pursuant to which Rodney Square provides administrative, accounting and transfer agency services to the Fund and ACG provides distribution services to the Fund. Rodney Square is a wholly owned subsidiary of Wilmington Trust Company ("WTC"), a Delaware-chartered banking institution and the Trust's Custodian. For administrative services the Fund pays Rodney Square a fee, calculated daily and paid monthly in arrears, at the annual rate of .10% of the average daily net assets of each class of the Fund, subject to a minimum fee of $25,000 per annum for each class. For accounting services the Fund pays Rodney Square an annual fee of $75,000, plus an amount equal to .02% of that portion of the Fund's average daily net assets in excess of $100 million.

     Among the services provided by Rodney Square are the following: the coordination and monitoring of any third parties furnishing services to the Fund; providing the necessary office space, equipment and personnel to perform administrative and clerical functions for the Fund; preparing, filing and distributing proxy materials and periodic reports to shareholders; preparation and filing of registration statements and other documents or reports required by federal, state and other laws; preparation and maintenance of financial records of the Fund; and determination of net asset values and dividends for the Fund.

                       DETERMINATION OF NET ASSET VALUE

    The net asset value per share of a class of the Fund's shares is determined by dividing the current value of the Fund's net assets attributable to that class of shares, by the number of outstanding shares of that class. The Fund calculates net asset value as of the close of regular trading hours of each business day the New York Stock Exchange (the "NYSE") is open. The NYSE is currently closed on the following holidays: New Year's Day,
Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Generally, the Fund's investments are valued at market value or, in the absence of a market value, in such manner as the Trustees in good faith deem appropriate to reflect the investment's fair value. In determining fair value, the Trustees may employ an independent pricing service. For further information concerning the Fund's procedures for valuing its assets, see the section entitled "Valuation of Shares" in the Statement of Additional Information.

               INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

    It is the policy of the Fund to declare and distribute dividends consisting of substantially all of the Fund's net investment income quarterly and to declare and distribute dividends of net short-term capital gains, if any, annually. Net capital gains (the excess of net long-term capital gains over net short-term capital losses) will be declared and distributed annually. The Fund intends to make such additional distributions as deemed to be necessary to avoid the imposition of any federal excise tax. The Fund has historically and intends to make distributions which represent return of capital to its shareholders.

    Any income, dividend or capital gains distribution paid shortly after a purchase of shares will reduce the net asset value per share of the Fund by the amount of the distribution and such distributions are subject to taxes.

    Dividends   and   distributions  will  be  automatically   reinvested   in
additional shares of the Fund, without charge, at net asset value, unless the shareholder chooses one of the following options:

     x Automatic reinvestment of dividends in shares of the Fund, and payment of capital gains distributions in cash;

     x Automatic reinvestment of capital gains distributions in shares of the Fund, and payment of dividends in cash; or

     x    All dividends and capital gains distributions paid in cash.

     Options for the receipt of dividends and distributions may be changed at any time by writing to the Trust, c/o Rodney Square Management Corporation, P.O. Box 8987, Wilmington, DE 19899-9752.

     Checks which are sent to shareholders who have requested dividends and/or capital gains distributions to be paid in cash and which are subsequently returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be invested in the shareholder's account at the then current net asset value. Further, subsequent dividends and distributions will be automatically reinvested in the shareholder's
account.                              10

                                  TAX STATUS

    The Fund intends to continue to qualify and elect to be treated each taxable year as a "regulated investment company" under subchapter M of the Code. Accordingly, the Fund will not be liable for federal income taxes to the extent its net investment income and capital gains net income (excess of capital gains over capital losses) are distributed to shareholders, provided that at least 90% of its net investment income and net short-term capital gains for the taxable year are distributed. Dividends from net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether received in cash or invested in additional shares of the Fund. Distributions of net capital gains are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of the length of time the investor has held his shares of the Fund.

    A small portion of the dividends paid by the Fund to corporate shareholders may qualify for the 70% dividends received deduction available to corporations; dividends that are attributable to distributions made by a REIT to the Fund will not qualify. Capital gains distributions paid by the Fund do not qualify for this deduction. The Fund will notify shareholders each year of the amount of the dividends qualifying for such deduction.

    The Fund is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of taxable ordinary income and capital gain net income. The Fund intends to make such additional distributions of taxable ordinary income and capital gain net income as may be necessary to avoid this excise tax.

    The distributions received by the Fund from its investments may, for federal income tax purposes, consist of ordinary income, long-term capital gains, or a return of capital. The characterization of these distributions to the Fund may, in turn, affect the tax treatment of the Fund's distributions to its shareholders. Statements as to the tax status of each shareholder's dividends and distributions are mailed annually by the Fund. Shareholders may wish to consult their tax advisers about any state and local taxes that may apply to payments received and, in particular, to determine whether dividends paid by the Fund that represent interest derived from U.S. Government securities are exempt from any applicable state or local income taxes.

    Shareholders of the Fund should also be aware that, because the share price of the Fund will fluctuate, redemptions of shares of the Fund will generally result in the realization of capital gains or losses.

                              PURCHASE OF SHARES

    Advisor Class shares are available only to investors purchasing directly from the Distributor or through securities brokers who have entered into sales agreements with the Distributor ("Authorized Brokers") and registered investment advisers and other service organizations that have entered into shareholder servicing agreements with the Fund ("Servicing Organizations").

    The Trust and the Distributor each reserve the right to reject any purchase order and to suspend the offering of shares of the Fund. The minimum initial investment is $5,000 unless waived by the Distributor based on a determination by the Distributor that such waiver is in the best interest of the Fund. Subsequent investments will be accepted in any amount. The Trust reserves the right to vary the initial investment minimum and institute minimums for additional investments at any time.

    At the discretion of the Trust, investors may be permitted to purchase shares by transferring securities to the Fund that: (i) meet the Fund's investment objectives and policies; (ii) are acquired for investment and not for resale; (iii) are liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) have a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the NYSE or NASDAQ. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value.

    Shares of the Fund may be purchased at the offering price, which is the per share net asset value plus the applicable sales charge, next determined after the order is received by the Distributor or Transfer Agent, as described below. The Fund determines its net asset value per share as of the close of regular trading hours on the NYSE (currently 4:00 p.m., New York time). See "Determination of Net Asset Value." Each Authorized Broker and Servicing Organization is responsible for transmitting the order promptly to the Distributor or Transfer Agent to permit the investor to obtain the current price.

    Purchases may be made in one of the following ways:

PURCHASES BY MAIL

    Initial investments in the Fund may be made through an Authorized Broker or Service Organization by having the Authorized Broker or Service Organization mail or deliver a completed Application (accompanying this Prospectus), together with a check for the total purchase price payable to the Fund, to the address set forth below. Initial investments may also be made directly from the Distributor by completing the Application and mailing it, together with a check made payable to the Fund, to:

         ACG Capital Corporation
         c/o Rodney Square Management Corporation
         P.O. Box 8987
         Wilmington, DE  19899-9752

    Subsequent investments in an existing account in the Fund may be made at any time and in any amount through an Authorized Broker or Service Organization, or by sending a check payable to the Fund at the above address using the deposit slip found at the bottom of each shareholder statement or along with a letter stating the amount of the investment and the name of the account for which the investment is to be made.

PURCHASES BY WIRE

    To order shares for purchase by wire, the Transfer Agent must first be notified by calling (800) 435-1405. Following notification to the Transfer Agent, federal funds and registration instructions should be wired through the Federal Reserve System to:

         Wilmington Trust Company
         ABA # 0311-0009-2
         DDA # 2629-5416
         Further credit to Heitman Real Estate Fund - Advisor Class Shares Further credit (Shareholder's Name)
         Fund Account Number

    All investors making initial investments by wire must promptly complete the Application accompanying this Prospectus and deliver it to the investor's Authorized Broker or Service Organization or the Distributor. Redemptions will not be processed until the Application has been received by the Trust or its agent.

AUTOMATIC INVESTMENT PLAN

    After the initial purchase, shareholders may purchase additional Fund shares through an Automatic Investment Plan. Under the Plan, the Transfer Agent will automatically debit a shareholder's bank checking account on a monthly basis in an amount of $50 or more (subsequent to the $5,000 minimum initial investment), as specified by the shareholder. The purchase of Fund shares will be effected at their offering price at the close of regular trading hours on the NYSE (currently 4:00 p.m., Eastern time) on or about the 20th day of the month. For further details about this service, refer to the Application or call (800) 435-1405. This service may not be available for Service Organization clients who are provided similar services by those organizations.

INDIVIDUAL RETIREMENT ACCOUNTS

    Shares of the Fund may be purchased for tax-deferred retirement plans such as individual retirement accounts ("IRAs"). Application forms and brochures describing investments for IRAs can be obtained from the Transfer Agent by calling (800) 435-1405. WTC makes available its services as an IRA custodian for each shareholder account that is established as an IRA. For these services, WTC receives an annual fee of $10.00 per account, which fee is paid directly to WTC by the IRA shareholder. If the fee is not paid by the date due, shares of the Fund owned by the IRA will be redeemed automatically for purposes of making the payment.

FEES AND CHARGES

    SALES CHARGES. Except as described under "Special Programs," the purchase price of an Advisor Class share of the Fund is the Fund's per share net asset value after the purchase order is duly received, as defined herein, plus a sales charge that varies depending on the dollar amount of the shares purchased as set forth below. A major portion of this sales charge is reallowed by the Distributor to the Authorized Broker responsible for the sale.

DOLLAR AMOUNT         SALES CHARGE PAID  SALES CHARGE PAID   DEALER
OF PURCHASE           BY INVESTORS AS %  BY INVESTOR AS %    CONCESSION AS %
TRANSACTION           OF PURCHASE PRICE  OF NET ASSET VALUE  OF PURCHASE PRICE
-------------         -----------------  ------------------  -----------------
Less than $100,000            4.75              4.99                  4.00
$100,000 or above
  but less than $250,000      4.00              4.17                  3.50
$250,000 or above
  but less than $500,000      3.00              3.09                  2.50
$500,000 or above
  but less than $1 million    2.00              2.04                  1.75
$1 million and above          1.00              1.01                  .75

     The reduced charges described above are applicable to purchases of $100,000 or more made at any one time by groups of "related investors" such as immediate family members. See the Statement of Additional Information for more complete information concerning related investors.

     At the discretion of ACG, the entire sales charge may at times be reallowed to dealers. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933. ACG or its affiliates, at their expense, may also provide additional compensation to dealers in connection with sales of Advisor Class shares of the Fund. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and/or shareholder services and programs regarding the Fund and other dealer-sponsored programs or events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell significant amounts of such Advisor Class shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Details relating to any special reallowance or compensation arrangements between the Distributor and any broker or dealer are set forth in the Statement of Additional Information. Dealers may not use sales of the Fund's shares to qualify for this compensation to the extent prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. (the "NASD"). None of the aforementioned additional compensation is paid for by the Fund or its shareholders.

     LETTER OF INTENT. Investors may purchase shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of shares of the Fund within a 13-month period. The investor will be charged the sales charge applicable to each purchase made pursuant to a Letter of Intent as if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

     An investor may include toward completion of a Letter of Intent the current value of all of the investor's shares of the Fund held of record as of the date of the Letter of Intent, plus the current value as of such date of all of such shares held by any "related person" as eligible to join with the investor in a single purchase.

     A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 2% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the aggregate purchase specified under the Letter of Intent is completed, or if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

SPECIAL PROGRAMS

     PURCHASES THROUGH SERVICE ORGANIZATIONS, AUTHORIZED BROKERS AND BY CERTAIN OTHER INVESTORS. Advisor Class shares also may be purchased without a sales charge by: registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares; accounts of Service Organizations that charge account management fees; registered representatives and employees (and their spouses and minor children) of any Authorized Broker or Service Organization; trust departments of financial institutions; other investment companies in connection with the sale to the Fund of cash and securities owned by such other investment companies; separate accounts established and maintained by an insurance company that are exempt from registration under Section 3(c)(11) of the 1940 Act; members of organizations that make recommendations to or permit group solicitations in connection with the purchase of shares of the Fund; and "eligible employee benefit plans" of employers who have at least 2,000 U.S. employees to whom such a plan is made available and, regardless of the number of employees, if such plan is established and maintained by any Authorized Broker or Service Organization. An "eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales of shares to such plans must be made in connection with a payroll deduction system of plan funding or other system acceptable to the Distributor.

     Purchases may also be made at net asset value, without a sales charge, provided that such purchases are placed through a Service Organization and such purchases are made by the following:

     o investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services;

     o clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the Service Organization; and

     o retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

     PURCHASES BY NON-U.S. INVESTORS RESIDING IN JAPAN ONLY. Shares of the Advisor Class are being made available to selected non-U.S. investors residing in Japan through The Nomura Securities Co., Ltd. ("Nomura"), acting as a sub-distributor for the Distributor. All purchases by such investors, regardless of the amount, are subject to a sales charge of 4.00% of the net asset value of the shares purchased (approximately 3.85% of the purchase price), all of which will be reallowed by the Distributor to Nomura. In addition, the Distributor has agreed to pay Nomura .25 of 1% of the net asset value of the Fund represented by Advisor Class shares sold through Nomura for distribution services provided to the Fund, and the Fund has agreed to pay Nomura Securities International, Inc. ("NSI") .25 of 1% of the net asset value of the shares of the Advisor Class sold through Nomura for shareholder services provided by NSI or its delegate.

     Advisor Class shares sold in Japan will be sold only to residents of Japan in one or more private placements under Japanese law. In accordance with Japanese securities laws, such shares may not be transferred without the consent of a majority of the Trustees, which consent will not be granted if, as a result of such transfer, there would be fifty or more shareholders of the Advisor Class (including the underlying beneficial owners) who are residents of Japan. These transfer restrictions will not affect a shareholder's redemption rights as described in the Prospectus.

     Dividends and distributions on shares of the Fund held by non-U.S. investors residing in Japan will be subject to U.S. tax withholding requirements. All distributions, other than distributions of capital gains, will be subject to a U.S. withholding tax at the rate of 15% under the applicable tax treaty between the United States and Japan. Japanese residents may be able to obtain a refund of such tax payments to the extent such distributions are ultimately determined to constitute a return of capital for tax purposes. Japanese residents purchasing shares of the Advisor Class should also consult their tax advisers about any taxes under the laws of Japan or other applicable foreign jurisdictions that may apply to payments received from the Fund.

DISTRIBUTION PLAN

     The Fund has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Distribution Plan") in accordance with the regulations under the 1940 Act. Under the provisions of the Distribution Plan, the Fund makes payments to the Distributor at an annual rate of 0.25% of the daily net assets of Advisor Class shares of the Fund as a distribution fee. The distribution fees are used by the Distributor to finance activities primarily intended to result in the sale of shares of the Fund. Payments to the Distributor under the Plan are not directly tied to expenses and payments under the Plan may be more or less than actual expenses incurred by the Distributor. The excess of fees received over expenditures may constitute a "profit" to the Distributor.

     An NASD rule limits the annual expenditures which the Fund may incur under the Distribution Plan to 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder services fees. The NASD rule also limits the aggregate amount which the Fund may pay for such distribution costs and initial sales charges to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof. Such limitation does not apply to shareholder service fees.

MARKETING SERVICES AGREEMENT

     The Investment Manager and ACG have entered into a marketing services agreement with respect to the sale of Advisor Class shares and certain Institutional Class shares. Under the marketing services agreement, the Investment Manager will pay ACG additional compensation in the amount of .15 of 1% of the net asset value of the Fund represented by the Advisor Class shares with the exception of Advisor Class shares sold through Nomura. The Investment Manager has also agreed to pay ACG .10% of 1% of the net asset value of Advisor Class shares held in omnibus shareholder accounts maintained by certain Service Organizations. In addition, the Investment Manager has agreed to make certain continuing payments to ACG in the event that the marketing services agreement is terminated (as long as ACG remains registered as a broker/dealer) or if the fees payable to ACG as distributor of the
Advisor Class shares are reduced. However, if the Investment Manager terminates the agreement for "cause" or if ACG terminates its distribution agreement with the Trust, ACG is not entitled to such continuing payments. Finally, the agreement provides that ACG will not serve as a distributor of any other open-end registered investment company that invests primarily in shares of REITs (subject to a limited exception) and that the Investment Manager will not offer, sponsor, advise or otherwise promote any open-end registered investment company for which ACG is not the distributor, subject to certain exceptions.

SHAREHOLDER SERVICING AGREEMENT

     The Fund has also adopted a Shareholder Servicing Plan. Pursuant to the Shareholder Servicing Plan, the Trust contracts with Service Organizations to provide a variety of shareholder services, such as maintaining shareholder accounts and records, answering inquiries regarding the Fund, and processing purchase and redemption orders. The Fund pays fees to Service Organizations (which vary depending upon the services provided) in amounts up to an annual rate of 0.25% of the daily net asset value of Advisor Class shares owned by shareholders with whom the Service Organization has a servicing relationship. The Trust has also agreed to pay certain Service Organizations that maintain omnibus shareholder accounts an additional amount equal to the savings realized by the Fund from lower transfer agency costs attributable to the omnibus account arrangements. Some Service Organizations may impose additional or different conditions on their clients such as requiring their clients to invest more than the minimum initial or subsequent investments specified by the Trust or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Trust. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

                                  REDEMPTIONS

     Shareholders may redeem their shares of the Fund without charge on any day that the Fund calculates its per share net asset value (see "Determination of Net Asset Value"). Redemptions will be effective at the net asset value per share next determined after the receipt by the Transfer Agent of a redemption request meeting the requirements described below. Except under certain emergency conditions, your redemption payment will be sent to you within seven (7) days after receipt of your telephone or written redemption request, in proper form, by the Transfer Agent. If your redemption request is made with respect to shares purchased by check within ten (10) days of the purchase date, the redemption payment will be held until the check has been collected (which usually takes up to ten (10) days), although the shares redeemed will be priced for redemption upon receipt of your redemption request in proper form. You can avoid the inconvenience of this delay by purchasing shares with a certified, treasurer's or cashier's check, or with a federal funds or bank wire.

     Except as noted below, redemption requests received in proper form by the Transfer Agent prior to the close of regular trading hours on the NYSE
(currently 4:00 p.m., New York time) on any business day that the Fund calculates its per share net asset value are effective that day and the shares redeemed earn dividends declared through the day of redemption.

     Redemption requests received after the close of the NYSE are effective as of the time the net asset value per share is next determined. NO REDEMPTION WILL BE PROCESSED UNTIL THE TRANSFER AGENT HAS RECEIVED A COMPLETED APPLICATION WITH RESPECT TO THE ACCOUNT.

     The Fund will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of the Investment Manager or the Trustees, result in the necessity of the Fund selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Fund. The Fund may distribute readily marketable securities from the Fund's portfolio assets in-kind in satisfaction or partial satisfaction of the amount payable on redemption of shares in conformity with applicable Securities and Exchange Commission ("SEC") rules and valued in the same way as such securities would be valued for purposes of computing net asset value of the Fund. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. In-kind payments need not constitute a cross-section of the Fund's portfolio. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares solely in cash if redemption requests made by a shareholder account during any 90-day period do not exceed the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

     Redemption proceeds in cash or in-kind will be remitted to a redeeming shareholder by check payable, or securities transferred, only to the redeeming shareholder or such shareholder's designated representative and only to the shareholder's address, or that of the shareholder's designated representative, on the books of the Fund. A shareholder may request that redemption proceeds be wired directly to the shareholder's account at any commercial bank in the United States. The redemption proceeds must be paid to the same bank and account as designated on the application or in written instructions subsequently received by the Transfer Agent.

     Shares may be redeemed in one of the following ways:

REDEMPTION BY MAIL

     Shares may be redeemed by submitting a written request for redemption to the Transfer Agent at P.O. Box 8987, Wilmington, DE 19899-9752. A redemption request sent by overnight mail should be sent to the Transfer Agent, 1105 North Market Street, Wilmington, DE 19801.

     A written redemption request to the Transfer Agent must (i) identify the shareholder's account name, (ii) state the number of shares to be redeemed, and (iii) be signed by each registered owner exactly as the shares are registered. A redemption request for any amount, if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantee(s). The guarantor of a signature must be an eligible institution acceptable to the Fund's Transfer Agent, such as a bank, broker, dealer, municipal securities dealer, government securities dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. The Trust may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the Transfer Agent receives all required documents in proper form. Questions with respect to the proper form for redemption requests should be directed to the Transfer Agent at (800) 435-1405.

REDEMPTION BY TELEPHONE

     Shareholders who have so indicated on the Application, or have subsequently arranged in writing to do so, may redeem shares by instructing the Transfer Agent by telephone. In order to arrange for redemption by wire or telephone after an account has been opened or to change the bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent at the address listed above. Such requests must be signed by the shareholder, with signatures guaranteed (see "Redemption by Mail" above for details regarding signature guarantees). Further documentation may be requested from corporations, executors, administrators, trustees or guardians.

      The Trust reserves the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by wire or telephone may be modified or terminated at any time by the Trust.

REDEMPTIONS THROUGH AUTHORIZED BROKERS AND SERVICE ORGANIZATIONS

     For the convenience of shareholders, the Fund has authorized the Distributor, as its agent, to accept orders from Authorized Brokers and Service Organizations by wire or telephone for the repurchase of shares by the Distributor from the Authorized Broker or Service Organization. The Fund may revoke or suspend this authorization at any time. The repurchase price is the net asset value next determined following the time at which the shares are offered for repurchase by the Authorized Broker or Service Organization to the Distributor. The Authorized Broker or Service Organization is responsible for promptly transmitting a shareholder's order to the Distributor. Payment of the repurchase proceeds is made to the Authorized Broker or Service Organization who placed the order. Neither the Fund nor the Distributor imposes any charge upon such a repurchase. However, the Authorized Broker or Service Organization may impose a charge as agent for a shareholder for the repurchase of shares.

     The Trust reserves the right to change, modify or terminate the services described above at any time.

SYSTEMATIC WITHDRAWAL PLAN

     Shareholders who own shares with a value of $10,000 or more may participate in the Systematic Withdrawal Plan. Under the Plan, shareholders may automatically redeem a portion of their Fund shares monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Fund shares will be effected at their net asset value at the close of the NYSE on or about the 25th day of the month at the frequency selected by the shareholder. If you expect to purchase additional Fund shares, it may not be to your advantage to participate in the Systematic Withdrawal Plan because contemporary purchases and redemption may result in adverse tax consequences and may cause you to pay a sales load on such purchases. This service may also not be available for Service Organization clients who are provided similar services by those organizations. For further details above this service, see the Application or call the Transfer Agent at
(800) 435-1405.

                            PERFORMANCE INFORMATION

     From time to time, in advertisements or in reports to shareholders or prospective investors, the Fund may provide yield and average annual total return information, and the Fund may compare its performance, either in terms of its total return or its yield, total return or ranking, to that of other mutual funds with similar investment objectives and to other relevant indices. The Fund may also include its rating as published by mutual fund statistical services or major financial publications. For example, the Fund may compare its performance to rankings prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, or to other indices as appropriately determined. Total return and yield information may be useful in reviewing the Fund's performance and for providing a basis for comparison with other investment alternatives. However, since the performance of the Fund changes in response to fluctuations in market conditions and Fund expenses, no performance quotation should be considered a representation as to the Fund's performance for any future period. The Fund's Annual Report to Shareholders will contain detailed information with respect to the performance of the Fund. The Annual Report will be made available free of charge to prospective investors upon request.

     The yield of the Fund refers to the income generated by an investment in the Fund over a specified one month period identified in the advertisement and is computed by dividing the net investment income per share earned for a specified one month period by the net asset value at the end of the month and expressing the result as an annualized percentage. In computing net investment income all recurring charges are recognized.

     The Fund's average annual total return generally measures the average annual percentage growth in the dollar value of an investor's account over a specified period, based on a hypothetical $1,000 initial investment in the
Fund  and  assuming the reinvestment of all dividends and distributions.   The
Fund may also utilize a total return computed in the same manner but for differing periods and without annualizing the total return. The Fund may show total return broken down into its components of investment gain (or loss) and total income (or distribution).

                            ADDITIONAL INFORMATION

ORGANIZATION, CAPITALIZATION AND VOTING

     Heitman Securities Trust was organized as a Massachusetts business on September 15, 1988 and operates under a Master Trust Agreement which was amended and restated on February 28, 1995 (the "Master Trust Agreement") . The Trust is registered with the SEC as an open-end diversified management investment company.


     Under Massachusetts law and pursuant to the Master Trust Agreement, the Trust is authorized to issue an unlimited number of shares of beneficial interest in separate series, with shares of each series representing interests in a separate portfolio of assets and operating as a separate distinct fund. In addition, the Trust is authorized to issue an unlimited number of classes of shares of beneficial interest in the Fund. To date, the Trust has established one series, the Heitman Real Estate Fund, with two classes of shares designated as the Heitman/PRA Institutional Class and the Advisor
Class. Each Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share, and is entitled to such dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees. Shares of the Fund are fully paid and non-assessable by the Trust and have no preemptive or conversion rights. As of April 1, 1997, Charles Schwab & Company, Inc. owned, by virtue of shared or sole voting or investment power on behalf of its underlying customer accounts 49.67% of the Advisor Class shares of the Fund, which represents 18.17% of all outstanding shares of the Fund.

     The Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing Trustees, changing fundamental investment policies or approving certain contracts. Shareholders holding an aggregate of at least 10% of the outstanding shares of the Fund may request a meeting of shareholders at any time for the purpose of voting to remove one or more of the Trustees, and the Trust will assist shareholders in communicating with other shareholders in connection with such a meeting. At any meeting of shareholders, each share shall entitle the holder thereof to one vote.

REPORTS TO SHAREHOLDERS

     In the interest of economy and convenience, the Fund does not issue share certificates. The Trust sends annual statements to each shareholder indicating the status of the shareholder's account. In addition, shareholders will receive annual and semi-annual financial statements of the Trust. Quarterly financial statements of the Trust are available upon request. The Trust reserves the right to eliminate duplicate mailings of such statements and other materials to shareholders who reside at the same address.

CUSTODIAN, TRANSFER AGENT, DISTRIBUTOR AND INDEPENDENT ACCOUNTANTS

     Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001 (the "Custodian") serves as Custodian of the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties.

     Rodney Square Management Corporation, P.O. Box 8987, Wilmington, Delaware 19899-9752 serves as the Fund's Transfer Agent. As Transfer Agent, it maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs all shareholder service functions. All shareholder inquiries with respect to these services should be directed to Rodney Square at (800) 435-1405.

     ACG Capital Corporation, 1661 Tice Valley Boulevard #200, Walnut Creek, California 94595 serves as the Fund's Distributor for the Advisor Class with responsibility for distributing the Fund's shares. Rodney Square Distributors, Inc., Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001 acts as agent for ACG solely for the purpose of accepting orders on behalf of the Fund and forwarding those orders to the Transfer Agent for processing. Applicable banking laws prohibit deposit-taking institutions from underwriting or distributing securities. WTC and its affiliates believe and have been advised by their counsel that they may perform the services contemplated by their respective agreements with the Trust without violation of applicable banking laws or regulations. If WTC or its affiliates were prohibited from performing these services, it is expected that the Trust's Board of Trustees would consider entering into agreements with other entities.

       Price Waterhouse LLP currently serves as the Fund's independent accountants with responsibility for auditing the Fund's annual financial statements.

ADDITIONAL INFORMATION

     Additional information regarding the Fund and the Trust may be obtained from the Distributor or the Trust at the addresses and telephone numbers listed on the cover of this Prospectus.

INVESTMENT ADVISOR

Heitman/PRA Securities Advisors, Inc.
180 North LaSalle Street, Suite 3600
Chicago, IL  60601

OFFICERS
William L. Ramseyer, Chief Executive Officer
Dean A. Sotter, President and Treasurer
Timothy J. Pire, Assistant Secretary
Randall L. Newsome, Assistant Secretary
Laurie V. Brooks, Assistant Secretary
John J. Kelley, Assistant Treasurer


                                             ------------------------
BOARD OF TRUSTEES                            HEITMAN REAL ESTATE FUND
Robert W. Beeney                             ------------------------
Donald L. Foote
John F. Goydas
William L. Ramseyer
Maurice Wiener

DISTRIBUTOR
ACG Capital Corporation                      HEITMAN SECURITIES TRUST
1661 Tice Valley Boulevard #200              180 NORTH LASALLE STREET,
Walnut Creek, CA 94595                       SUITE 3600
(800) 888-REIT                               CHICAGO, ILLINOIS  60601

CUSTODIAN
Wilmington Trust Company                     ADVISOR CLASS
Rodney Square North                          PROSPECTUS
1100 North Market Street
Wilmington, DE  19890

TRANSFER AGENT AND ADMINISTRATOR             May 1, 1997
Rodney Square Management Corporation
Rodney Square North
1100 North Market Street
Wilmington, DE  19890

TRUST HEADQUARTERS
180 North LaSalle Street, Suite 3600
Chicago, IL  60601
(800) 435-1405


269236.c2
4/18/96 7:40

                           HEITMAN REAL ESTATE FUND



                      STATEMENT OF ADDITIONAL INFORMATION

                           HEITMAN SECURITIES TRUST
                     180 North LaSalle Street, Suite 3600
                           Chicago, Illinois  60601

                Advisor Class SharesInstitutional Class Shares
                        (800) 888-REIT   (800) 435-1405


                                  May 1, 1997





This Statement of Additional Information expands upon and supplements the information contained in the current Heitman/PRA Institutional Class
Prospectus of Heitman Securities Trust (the "Trust"), dated May 1, 1997, pursuant to which the Trust offers Heitman/PRA Institutional Class shares of its sole investment portfolio, the Heitman Real Estate Fund (the "Fund"), and the Advisor Class Prospectus of the Trust dated May 1, 1997, pursuant to which the Trust offers Advisor Class shares of the Fund. This Statement of Additional Information should be read in connection with the prospectus for the class of shares offered thereby (each such prospectus hereinafter referred to as the "Prospectus"). This Statement of Additional Information, although not in itself a Prospectus, is incorporated by reference into the Prospectus in its entirety. A copy of the current Prospectus may be obtained, without charge, upon request to the Trust at the address or telephone number set forth above.

                       TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----

ADDITIONAL INFORMATION REGARDING INVESTMENT POLICIES AND LIMITATIONS...   1

EXECUTION OF PORTFOLIO TRANSACTIONS....................................   3

MANAGEMENT OF THE TRUST................................................   4

INVESTMENT MANAGER.....................................................   8

PURCHASE OF SHARES.....................................................   9

ADMINISTRATIVE, ACCOUNTING, DISTRIBUTION AND SHAREHOLDER SERVICES......   9

DESCRIPTION OF THE TRUST...............................................  13

REDEMPTION OF SHARES...................................................  17

VALUATION OF SHARES....................................................  17

ADVERTISING AND CALCULATION OF PERFORMANCE DATA........................  18

GENERAL INFORMATION....................................................  19

FINANCIAL STATEMENTS...................................................  21

                           HEITMAN REAL ESTATE FUND

                       ADDITIONAL INFORMATION REGARDING
                      INVESTMENT POLICIES AND LIMITATIONS

     The following policies and limitations supplement those set forth in the Prospectus. The Fund may not:

1. As to 75% of the total assets of the Fund, purchase securities for the Fund of any issuer, if immediately thereafter (i) more than 5% of the
     Fund's total assets (taken at market value) would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of any class of such issuer would be held by the Fund, provided that this limitation does not apply to U.S. Government securities.

2. Make investments in real estate (including real estate limited partnership interests, but excluding readily marketable interest in real estate investment trusts ("REITs") or readily marketable securities of companies which invest in real estate) or commodities or commodity contracts, although the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate, and the Fund may invest in futures contracts and related options.

3.   Act as a securities underwriter.

4. Make loans, except that the Fund may (i) purchase bonds, debentures and other publicly-distributed securities of a like nature, (ii) make loans in the form of call loans or loans maturing in not more than one year which are secured by marketable collateral and are in amounts and on terms similar to those currently in effect in the case of loans made by national banks, (iii) enter into repurchase agreements with respect to portfolio securities, and (iv) lend the portfolio securities of the Fund.

5. Borrow money, except that (i) the Fund may borrow money for temporary administrative purposes provided that the aggregate of all such borrowings does not exceed 33% of the value of the Fund's total assets and is not for more than 60 days, and (ii) the Fund may enter into interest-rate futures contracts. The Fund may not borrow for the purpose of leveraging its investment portfolio. The Fund may not purchase additional securities while outstanding borrowings exceed 5% of the value of its assets.

6. Lend the portfolio securities of the Fund in an amount in excess of 33% of the total assets of the Fund, taken at market value. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Trustees, including the borrower's maintaining collateral equal at all times to the value of the securities loaned.

7. Purchase "illiquid" securities for the Fund, including repurchase agreements maturing in more than seven days, options traded "over-the-counter," securities lacking readily available market quotations and securities which cannot be sold without registration or the filing of a notification under federal or state securities laws, if, as a result, more than 10% of the Fund's net assets would then be invested in such securities.

8. Purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin by the Fund.

9. Purchase securities of any other investment company, except in connection with a merger, consolidation, acquisition or reorganization, and except that the Fund may purchase securities of money market mutual funds to the extent permitted by applicable law. This restriction shall not prohibit the Fund from investing in securities issued by REITs.

10. Purchase securities for the Fund of companies which together with predecessors have a record of less than three years' continuous operation, and equity securities of issuers which are not readily marketable, if, as a result, more than 5% of the Fund's net assets would then be invested in such securities, except that this restriction shall not apply to the purchase of securities of REITs.

11. Invest in puts, calls, straddles, spreads and any combination thereof, except that (i) the Fund may write covered put and call options on securities and write and purchase put and call options on stock indexes, and (ii) the Fund may write covered put and call options on U.S. Government securities.

12. Invest in oil, gas or other mineral exploration or development programs, or leases, provided, however, this shall not prohibit the Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities.

13. Purchase securities from or sell securities to any of its officers or Trustees, except with respect to its own shares and as is permissible under applicable statutes, rules and regulations.

14.  Purchase securities of companies for the purpose of exercising control.

15. Invest in warrants except that the Fund may invest in warrants valued at the lower of cost or market, not exceeding 5% of the value of its net assets; included within that amount, but not to exceed 2% of the value of its net assets, warrants not listed on the New York or American Stock Exchange, provided that this restriction does not apply to warrants attached to or acquired as units to securities.

16. Make short sales whereby the dollar amount of short sales at any one time shall exceed 25% of the net assets of the Fund, or the value of securities of any one issuer in which the Fund is short exceeds the lesser of 2% of the value of the Fund's net assets or 2% of the value of securities of any class of any issuer, except that the Fund may make short sales against the box.

     If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction.

     The investment restrictions numbered 1 through 6 above have been adopted by the Trust as fundamental policies of the Fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. "Majority" means the lesser of (1) 67% or more of the shares present at a Trust meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Trust. Investment restrictions 7 through 16 are non-fundamental policies and may be changed by vote of a majority of the Trust's Board of Trustees at any time.

     While the Trust has the power to pledge its assets to secure borrowings, the Trust has no intention of pledging the assets of the Fund taken at market value in any amount in excess of 33% of the Fund's total assets taken at market value. The deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued or delayed-delivery basis, and collateral arrangements with respect to the purchase and sale of stock options and stock index options and initial and variation margin for futures contracts, are not deemed to be pledges of assets of the Fund. Also, although the Trust has the power to make call loans, it has no intention to do so.

     Government securities in which the Fund may invest include (a) direct obligations of the U.S. Treasury, including bills, bonds and notes, and (b) obligations issued or guaranteed as to principal and interest by U.S. Government agencies or instrumentalities and supported by any of (i) the full faith and credit of the U.S. Treasury (e.g., Government National Mortgage Association participation certificates); (ii) the right of the issuer to borrow a limited amount from the U.S. Treasury (e.g., securities of Federal Farm Credit Banks); (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality (e.g., securities of the Federal National Mortgage Association); or (iv) the credit of the agency or instrumentality (e.g., securities of the Student Loan Marketing Association).

     Although the Fund has the ability to invest in futures contracts and options, the Fund has no current intention of doing so without first notifying its shareholders and supplying further information in the Prospectus.

     Although not an investment policy, it is anticipated that under normal circumstances approximately 60% to 90% of the Fund's assets will be invested in REITs which, according to the National Association of Real Estate Investment Trusts, have grown over five-fold since 1991.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

     The Fund's portfolio securities transactions are placed by Heitman/PRA Securities Advisors, Inc. ("Heitman/PRA Advisors" or the "Investment Manager"), the Fund's investment adviser and manager. The objective of the Fund is to obtain the best available prices in its portfolio transactions, taking into account the costs, promptness of executions and other qualitative considerations. There is no agreement or commitment to place orders with any broker-dealer. Heitman/PRA Advisors evaluates a wide range of criteria in seeking the most favorable price and market for the execution of transactions, including the broker's commission rate, execution capability, positioning and distribution capabilities, back-office efficiency, ability to handle difficult trades, financial stability, and prior performance in serving Heitman/PRA Advisors and its clients. In transactions on equity securities and U.S. Government securities executed in the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where, in the opinion of Heitman/PRA Advisors, better prices and executions are available elsewhere.

     Subject to the requirement of seeking the best available prices and execution, Heitman/PRA Advisors may, in circumstances in which two or more broker-dealers are in a position to offer comparable prices and execution, give preference to broker-dealers which have provided research, statistical, and other related services to Heitman/PRA Advisors for the benefit of the Fund and/or other clients served by Heitman/PRA Advisors if in the judgment of Heitman/PRA Advisors the Fund will obtain prices and execution comparable with those available from other qualified firms. This research information received from such brokers and dealers covers a wide range of topics, including U.S. economic data, prices of various government securities, company specific information including EDGAR filings of securities issuers, economic indices, economic outlook, political environment, demographic and social trends and industry analysis. The Fund will not pay commissions to brokers in recognition of their having provided research, statistical or other related services in excess of commissions other qualified brokers would have charged for handling comparable transactions.

     Heitman/PRA Advisors may from time to time provide investment management services to other institutional clients, including corporate pension plans, profit-sharing and other employee benefit trusts, individuals and other investment pools. There may be occasions on which other investment advisory clients advised by Heitman/PRA Advisors may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, Heitman/PRA Advisors may average the transactions as to price and allocate the amount of available investments in a manner which it believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. On the other hand, to the extent permitted by law, Heitman/PRA Advisors may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain lower brokerage commissions, if any.

     During the fiscal years ended December 31, 1996 and December 31, 1995, the three-month period ended December 31, 1994 and the fiscal year ended September 30, 1994 the Fund paid $400,540, $334,132, $98,851, and $510,528, respectively, in brokerage commissions. During the fiscal year ended December 31, 1996, transactions of the Fund aggregating $112,774,163 were allocated to brokers providing research, statistical and other related services and $232,200 in brokerage commissions were paid on these transactions.

                            MANAGEMENT OF THE TRUST

     The Trustees and executive officers of the Trust, their principal occupations during the last five years and their current addresses are set forth below. Those Trustees who are "interested persons" of the Trust (as defined in the 1940 Act) by virtue of their affiliations with the Fund or Heitman/PRA Advisors are indicated by an asterisk (*).

*WILLIAM L. RAMSEYER, (BORN 1941)
     Chairman of the Board of Trustees and Chief Executive Officer. Mr. Ramseyer serves as Chairman of the Board, Chief Executive Officer and Chairman of Heitman/PRA Advisors and as a member of the Investment Committee and the Executive Committee of Heitman Financial Ltd. Mr. Ramseyer served as a member of the Executive Committee of Heitman/JMB Advisory Corporation and Executive Vice President of JMB Institutional Realty Corp. from September, 1988 to December, 1995.

     From June 1982 to August 1988 he was President of Pension Realty Advisors, Inc., managing Pension Realty Advisors' practice, which focused on assisting tax-exempt clients with development of equity real estate investment objectives and policies, selection of managers and advisors, and review of portfolio performance. The firm's client base was comprised substantial pension plans, endowments and other tax-exempt institutions. Mr. Ramseyer co-founded the predecessor to Heitman/PRA Advisors in 1987.

     Mr.  Ramseyer  is  a  member  of  the American  Society  of  Real  Estate
Counselors, where he serves on the Board of Governors, the National Association of Real Estate Investment Trusts, and the National Association of Real Estate Investment Managers. Mr. Ramseyer is past chairman of the Pension Real Estate Association. Address: Heitman/PRA Securities Advisors, Inc., 180 North LaSalle Street, Suite 3600, Chicago, IL 60601.

ROBERT W. BEENEY, (BORN 1940)
     Trustee of the Trust. Mr. Beeney is the Proprietor of Robert Beeney and Company of San Francisco, Real Estate Consultants and Advisors. He has been continuously engaged in real estate appraisal, consultancy and brokerage since 1959 and is a Fellow of the Royal Institution of Chartered Surveyors (Harriott Prize 1963) and a member of the San Francisco Board of Realtors and the International Real Estate Federation. Mr. Beeney has been a frequent speaker to real estate industry groups and associations including the National Association of Realtors, International Real Estate Federation, Royal Institution of Chartered Surveyors, Building Owners and Managers Association, Society of Industrial Realtors, and Building Industry Association.

     Prior to re-forming Robert Beeney and Company in 1987, Mr. Beeney was a founding partner of Jones Lang Wootton, USA (1978-1984) and Executive Director of Marcus and Millichap Capital Markets group (1985-1987). Address: Robert Beeney and Company, 433 California Street, San Francisco, CA 94104.

DONALD L. FOOTE, (BORN 1929)
     Trustee of the Trust. Mr. Foote is the Chairman of the Board of First National Acceptance Company. He is also the President of 1889 Bankshares, Inc. Address: First National Acceptance Company, 241 East Saginaw, East Lansing, MI 48826.

JOHN F. GOYDAS, (BORN 1934)
     Trustee of the Trust. Mr. Goydas is a retired Managing Director of J. P. Morgan Investment Management, Inc. having spent 33 years of employment with the Morgan Bank. Mr. Goydas was responsible for all corporate and real estate-related fixed-rate private placement investments; was a member of Morgan Bank's Special Investments Committee (Convertible, Oil & Gas and Real Estate investments) and the Credit Committee. Address: 217-55 Peck Avenue, Hollis Hills, NY 11427.

MAURICE WIENER, (BORN 1942)
     Trustee of the Trust. Mr. Wiener is Chairman of the Board and Chief Executive Officer of HMG/Courtland Properties, Inc., a real estate investment trust, and Courtland Group, Inc., a real estate advisory company. He is also Executive Trustee of Transco Realty Trust, a real estate investment company, and Vice Chairman of the Board of T.G.I.F. Texas, Inc., a real estate investment company. Address: HMG/Courtland Properties, Inc., 2701 South Bayshore Drive, Coconut Grove, FL 33133.

DEAN A. SOTTER, (BORN 1960)
     President, Chief Financial Officer, Chief Accounting Officer and Treasurer of the Trust. Mr. Sotter is President of Heitman/PRA Advisors and a member of its Investment Committee. Mr. Sotter has overall responsibility for portfolio management and marketing.


     Prior to joining Heitman/PRA Advisors, Mr. Sotter was a Partner of PRA Securities Advisors, L.P. He was a Portfolio Manager and Vice President of JMB Institutional Realty Corporation (1985-1992), where his responsibilities included property level analysis, budgeting and valuation as well as financial reporting and client communications. During the last several years, Mr. Sotter was responsible for servicing approximately 70 institutional clients in 13 states and prospects for new business in those areas. In addition, in 1992, Mr. Sotter worked extensively on the feasibility of the formation of a publicly traded REIT.

     For three years (1982-1985), Mr. Sotter was employed by Price Waterhouse in the areas of audit and taxation. Mr. Sotter received a Bachelor of Science degree from Indiana University, an MBA from the University of Chicago and is a CPA. Address: Heitman/PRA Securities Advisors, Inc., 180 North LaSalle Street, Suite 3600, Chicago, IL 60601.

NANCY B. LYNN, (BORN 1957)
Secretary to the Trust. Ms. Lynn is Vice President of Heitman/PRA Advisors. Ms. Lynn has overall responsibility for compliance and Trust administration and is also involved in corporate administration.

Prior to joining Heitman/PRA Advisors, Ms. Lynn served as Administrator with PRA Securities Advisors, L.P. and with JMB Realty Corporation as Supervisor of Partnership Operations (1985-1992) where she was responsible for the transfer agent functions of the JMB sponsored limited partnerships. She previously served as Retirement Savings Specialist for Bell Federal Savings and Loan Association of Chicago, Illinois (1979-1983).

Ms. Lynn received a Bachelor of Arts degree from the University of Illinois at Chicago. Address: Heitman/PRA Securities Advisors, Inc., 180 North LaSalle Street, Suite 3600, Chicago, IL 60601.

TIMOTHY J. PIRE, CFA (BORN 1962)
     Assistant  Secretary  to  the  Trust.  Mr.  Pire  is  Vice  President  of
Heitman/PRA Advisors. Mr. Pire's responsibilities include portfolio management, investigation, and analysis of publicly traded real estate securities and implementation of the investment strategy through portfolio management.

     Prior to joining Heitman/PRA Advisors, Mr. Pire served as Research Analyst with PRA Securities Advisors, L.P., and he was an Associate Appraiser with Lyon, Skelte & Speirs in Seattle, Washington (1990-1992). He was involved in valuation of commercial real estate and writing full narrative appraisals. For over three years, Mr. Pire was employed by First Wisconsin National Bank where he was involved in underwriting commercial loans.

     Mr. Pire received a Bachelor of Science and a Masters of Science degree from the University of Wisconsin. Mr. Pire is also a Chartered Financial Analyst. Address: Heitman/PRA Securities Advisors, Inc., 180 North LaSalle Street, Suite 3600, Chicago, IL 60601.

RANDY NEWSOME  (BORN 1959)
     Assistant Secretary to the Trust. Mr. Newsome is Vice President of Heitman/PRA Advisors. Mr. Newsome's responsibilities include portfolio management, investigation, and analysis of publicly traded real estate securities and implementation of the investment strategy through portfolio management. Mr. Newsome also oversees Heitman/PRA Advisors' trading positions.

     Prior to joining Heitman/PRA Advisors, Mr. Newsome served as Research Analyst with PRA Securities Advisors, L.P., and he was Vice President with The Stratus Corporation in Chicago, Illinois from 1989-1993 where he was responsible for property management, leasing and construction management.

     Mr.  Newsome received a Bachelor of Science degree from Illinois Wesleyan
University.   Address:   Heitman/PRA  Securities  Advisors,  Inc.,  180  North
LaSalle Street, Suite 3600, Chicago, IL  60601.

JOHN J. KELLEY, (BORN 1959)
     Assistant Treasurer to the Trust. Mr. Kelley is a Vice President of Rodney Square Management Corporation where he oversees the accounting services provided to the Trust.

     Prior to joining Rodney Square Management Corporation, Mr. Kelley served as an Officer/Group Supervisor in the Mutual Fund Accounting and Administration Department of Provident Financial Processing Corporation (1984-
1989).

     Mr. Kelley received his MBA and Bachelor of Science degree from St. Joseph's University.

LAURIE V. BROOKS, (BORN 1962)
     Assistant Secretary to the Trust. Ms. Brooks is a Senior Mutual Fund Administrator for Rodney Square Management Corporation where she provides administrative services to the Trust.


     Prior to joining Rodney Square Management Corporation, Ms. Brooks worked as a legal assistant for Skadden, Arps, Slate Meagher & Flom (1989-1994).

     Ms. Brooks received her Bachelor of Arts degree from Dickinson College and a Paralegal Certificate in Corporate Finance and Business Law from The Institute for Paralegal Training.

     No officer or employee of Heitman/PRA Advisors, or of its affiliates, receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not an officer or employee of Heitman/PRA Advisors, or of its affiliates, $10,000 per annum, $1,000 per quarterly meeting attended, $500 for attendance by phone and reimburses each such Trustee for travel and out-of-pocket expenses. During the calendar year ended December 31, 1996, the Trustees of the Trust received compensation in the amounts set forth in the table below:


                              COMPENSATION TABLE

                      AGGREGATE    PENSION OR RETIREMENT
                     COMPENSATION   BENEFITS ACCRUED AS      PART OF
NAME                   POSITION       FROM THE TRUST      FUND EXPENSES1
---------------      ------------  ---------------------  --------------
Robert W. Beeney     Trustee            $14,500               $0
Donald L. Foote      Trustee             12,500                0
John F. Goydas       Trustee             14,500                0
William L. Ramseyer  Trustee                  0                0
Maurice Wiener       Trustee             13,000                0
----------------------

1 The Trust does not provide retirement or pension benefits to any of its Trustees.

                              INVESTMENT MANAGER

     The investment manager of the Fund is Heitman/PRA Advisors, a registered investment adviser under the Investment Advisers Act of 1940. As of March 31, 1997, Heitman/PRA Advisors managed investment portfolios of publicly traded REITs totaling approximately $480 million. The Fund has retained Heitman/PRA Advisors as investment manager to provide day-to-day discretionary investment management services to the Fund pursuant to an Investment Management Agreement dated January 31, 1995.


     Heitman/PRA Advisors is a wholly owned subsidiary of Heitman Financial Ltd. ("Heitman") which is a wholly owned subsidiary of United Asset Management Corporation. Established in 1913, Heitman is one of the nation's largest institutional real estate advisers with over 870 real estate professionals in 92 offices throughout the United States, currently managing $10.2 billion in real estate.

     The Investment Management Agreement provides that Heitman/PRA Advisors shall furnish advice to the Fund and, to the extent authorized by the Trustees, determine what securities shall be purchased or sold. Heitman/PRA Advisors uses its own personnel and facilities and securities analysis to provide in depth research to formulate and implement investment strategy. This research is supplemented by outside services provided by the brokerage and investment banking community. Heitman/PRA Advisors, at its expense, pays the compensation of all employees of Heitman/PRA Advisors (if any such person, or other affiliated person of Heitman/PRA Advisors, is a Trustee of the Trust, or serves as an employee thereof, such person serves as such without additional compensation from the Trust). For its services, Heitman/PRA Advisors is entitled to receive from the Trust an investment management fee as described in the Prospectus under the caption "Management of the Fund." The investment management fee is allocated to each class of shares of the Fund on the basis of the net asset value of that class in relation to the net asset value of the Fund.

     The Investment Management Agreement for the Trust was approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not parties to the Investment Management Agreement or "interested persons" (as defined in the 1940 Act) of any such party on December 5, 1994 and by the Fund's shareholders on January 23, 1995. The Investment Management Agreement continues in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees, and (ii) by a majority of the Trustees who are not parties to such Agreement or "interested persons" of any such party. The Investment Management Agreement was last approved by the Board of Trustees of the Trust and by a majority of Trustees who are not parties to such Agreement or "interested persons" of any such party on March 10, 1997 for the one-year period commencing April 1, 1997. The Investment Management Agreement may be terminated on sixty (60) days' written notice by any party and will terminate automatically if it is assigned.


     The Trust bears expenses for its own legal and auditing services, taxes, interest, brokerage fees, fees of Trustees other than Trustees affiliated with the Investment Manager, governmental fees, certain insurance premiums, the cost of stock certificates, fees and disbursements of the custodian and transfer agent, if any, brokerage, interest and other expenses properly payable by the Trust and not specifically borne by the Investment Manager. The Trust pays all costs of shareholder notices, reports and Prospectuses used in complying with laws regulating the issue or sale of securities. The Trust also pays the charges and expenses of any servicing agent appointed by the Trust to provide bookkeeping, accounting and administrative services for the Fund. During the fiscal years ended December 31, 1996 and December 31, 1995, the three-month period ended December 31, 1994 and the fiscal year ended September 30, 1994, the fees paid to the Investment Manager were $992,968, $724,658, $201,070, and $881,646, respectively. The Investment Manager has agreed that if in any fiscal year the aggregate expenses of the Fund (including fees pursuant to the Investment Management Agreement, but excluding interest, brokerage expenses, taxes and extraordinary items) exceed 1.75% of the first $50 million of the Fund's average net assets and 1.5% of assets in excess of $50 million, the Investment Manager will reduce its advisory fee by the amount of such excess expense. Such a fee reduction, if any, will be reconciled on a monthly basis.


                              PURCHASE OF SHARES

     General information on how to buy shares of the Fund, as well as sales charges, if any, involved, is set forth under "Purchase of Shares" in the Prospectus. The following supplements that information.

     For purposes of determining whether a purchase of the Advisor Class shares of beneficial interest in the Fund (the "Advisor Class") qualifies for reduced sales charges and for purposes of determining whether an investor can join with another investor in a single purchase for inclusion toward completion of a Letter of Intent with respect to Advisor Class shares, the term "related person" includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in Section 2(a)(8) of the 1940 Act;
(iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code); (iv) a tax-exempt organization under
Section 501(c)(3) of (13) of the Internal Revenue Code; and (v) an employee benefit plan of a single employer or of affiliated employers.

       ADMINISTRATIVE, ACCOUNTING, DISTRIBUTION AND SHAREHOLDER SERVICES

     Rodney Square Management Corporation ("Rodney Square"), Rodney Square North, 1100 North Market Street, Wilmington DE 19890-0001, provides certain administrative and accounting services to the Fund pursuant to an Amended and Restated Administration Agreement (the "Administration Agreement") and an Amended and Restated Accounting Services Agreement (the "Accounting Services Agreement"), each dated as of November 14, 1996.

     Under the Administration Agreement, Rodney Square (1) coordinates with the Fund's Custodian and Transfer Agent and monitors the services they provide to the Fund; (2) coordinates with and monitors any other third parties furnishing services to the Fund; (3) provides the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (4) supervises the maintenance by third parties of such books and records of the Fund as may be required by applicable Federal or state law; (5) prepares and, after approval by the Fund, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (6) prepares and, after approval by the Fund, arranges for the filing of such registration statements and other documents with the Securities and Exchange Commission and other Federal and state regulatory authorities as may be required by applicable law; (7) reviews and submits to the officers of the Fund for their approval invoices or other requests for payment of Fund expenses and instructs the Fund's custodian to issue checks in payment thereof; and (8) takes such other action with respect to the Fund as may be necessary in the opinion of Rodney Square to perform its duties under the agreement.

     As compensation for services performed under the Administration Agreement, Rodney Square receives a fee payable monthly computed on the average daily net assets of each class of the Fund at the end of each business day at an annual rate of .10%, plus any out-of-pocket expenses. During the fiscal years ended December 31, 1996 and 1995, the three-month period ended December 31, 1994, and the fiscal period ended September 30, 1994, the fees paid to Rodney Square by the Trust pursuant to the Administration Agreement were $141,640, $107,310, $29,091, and $134,382, respectively.

     Under the Accounting Services Agreement, Rodney Square (a) maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the business of the Fund; (b) calculates daily net asset value per share and determines dividends; and (c) performs other related accounting services including the preparation of periodic financial statements for the Fund.

     As compensation for services performed under the Accounting Services Agreement, Rodney Square receives a fee payable monthly at an annual rate of $75,000, plus .02% of the average net assets in excess of $100 million, computed on the average daily net assets of the Fund at the end of each business day, plus any out-of-pocket expenses. During the fiscal years ended December 31, 1996 and December 31, 1995, the three-month period ended December 31, 1994, and the fiscal period ended September 30, 1994, fees paid to Rodney Square by the Fund pursuant to the Accounting Services Agreement were $73,582, $56,863, $11,915, and $50,124, respectively.

     Rodney Square Distributors, Inc. ("RSD"), Rodney Square North, 1100 North Market Street, Wilmington DE 19890-0001, provides distribution services to the Fund with respect to the Heitman/PRA Institutional class of shares of the Fund (the "Institutional Class") pursuant to a Distribution Agreement, dated as of December 4, 1993 (the "RSD Distribution Agreement").

     Under the RSD Distribution Agreement, RSD is granted the right to sell Institutional Class shares of the Fund as agent for the Trust. Institutional Class shares of the Fund are offered continuously. RSD agrees to use all reasonable efforts to secure purchasers for Institutional Class shares of the Fund and to pay expenses of printing and distributing prospectuses, statements of additional information and reports prepared for use in connection with the sale of Institutional Class shares and any other literature and advertising used in connection with the offering, subject to reimbursement from the Fund's Investment Manager. RSD receives no compensation from the Fund.

     The RSD Distribution Agreement was last approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust on November 14, 1996, and will remain in effect for one year and then will continue in effect from year to year as long as its continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The RSD Distribution
Agreement terminates automatically in the event of its assignment. The Agreement is also terminable without payment of any penalty with respect to the Fund (i) by the Fund (by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust or by vote of a majority of the outstanding voting securities of the Trust) on sixty (60) days' written notice to RSD; or (ii) by RSD on sixty (60) days' written notice to the Trust.

     ACG Capital Corporation ("ACG"), 1661 Tice Valley Boulevard, #200, Walnut Creek, CA 94595, provides distribution services to the Fund with respect to Advisor Class shares pursuant to a Distribution Agreement, dated as of May 15, 1995 (the "ACG Distribution Agreement").

     Under the ACG Distribution Agreement, ACG is granted the right to sell Advisor Class shares as agent for the Trust. ACG agrees to use all reasonable efforts to secure purchasers for the Advisor Class shares and to pay expenses
of   printing   and  distributing  prospectuses,  statements   of   additional
information  and  reports  prepared for use in connection  with  the  sale  of
Advisor Class shares and any other literature and advertising used in connection with the offering. In connection with the services to be provided by ACG under the ACG Distribution Agreement, ACG receives from the Fund as compensation for services provided thereunder, subject to the terms and conditions of the Trust's Plan of Distribution Pursuant to Rule 12b-1, an amount with respect to Advisor Class shares determined at an annual rate of
 .25% of the average daily value of net assets represented by such shares, such
amount  to  be  paid in arrears at the end of each calendar  month.   For  the
fiscal years ended December 31, 1996 and December 31, 1995, the Fund paid $89,289 and $2,985, respectively, in compensation to ACG pursuant to the ACG Distribution Agreement.


     The ACG Distribution Agreement dated May 15, 1995, was initially approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust, on April 28, 1995, and will continue in effect from year to year as long as its continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The ACG Distribution Agreement terminates automatically in the event of its assignment. The Agreement is also terminable without payment of any penalty with respect to the Fund (i) by the Fund (by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust or by vote of a majority of the outstanding voting securities of the Advisor Class shares of the Fund) on sixty (60) days' written notice to ACG; or (ii) by ACG on sixty (60) days' written notice to the Trust.

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 (the "Distribution Plan") with respect to the distribution of Advisor Class shares in accordance with the regulations under the 1940 Act. General information about the Distribution Plan is set forth under "Purchase of Shares - Distribution Plan" in the Advisor Class Prospectus. The following supplements that information.

     Under the Distribution Plan, the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Advisor Class shares, including, but not limited to, (1) making payments to underwriters, securities dealers and others engaged in the sale of shares, including payments to ACG to be used to compensate or reimburse ACG or securities dealers (which securities dealers may be affiliates of ACG) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, and (2) reimbursement of direct out-of-pocket expenditures incurred by ACG in connection with the distribution and marketing of shares and the servicing of investor accounts, including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Fund and reports for recipients other than existing shareholders of the Fund, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Fund may, from time to time, deem advisable.

     The expenditures to be made pursuant to the Distribution Plan may not exceed an annual rate of 0.25% of the average daily value of net assets represented by Advisor Class shares. ACG may have also used additional resources of its own for further expenses on behalf of the Fund.

     The Investment Manager and ACG have entered into an amended Marketing Services Agreement effective as of March 11, 1996 (the "Marketing Services Agreement"), with respect to the sale of certain Advisor Class and Institutional Class shares. Under the Marketing Services Agreement, the Investment Manager will pay ACG, in addition to the compensation paid to ACG under the ACG Distribution Agreement and the Distribution Plan, compensation at an annual rate of (i) .15 of 1% of the net asset value of the Fund represented by Advisor Class shares with the exception of Advisor Class shares sold through The Nomura Securities Co., Ltd. and (ii) .25 of 1% of the net asset value of the Fund represented by Institutional Class shares purchased by investors introduced to the Investment Manager by ACG and acknowledged by the Investment Manager as introduced by ACG. The Investment Manager has also agreed to pay ACG .10 of 1% of the net asset value of Advisor Class shares held in omnibus shareholder accounts maintained by Charles Schwab & Company, Inc. or Resources Trust Company as well as certain expenses related to the Advisor Class shares.

     Pursuant to the Marketing Services Agreement, if the Distribution Plan is terminated or modified, the Investment Manager will be required to pay to ACG an amount equal to 50% of any reduction in fees paid to ACG under the Distribution Agreement as a result of such termination or modification, up to a maximum of .125 of 1% per annum of the net asset value of the Fund represented by the Advisor Class shares. In addition, the Investment Manager has agreed to make certain continuing payments to ACG in the event that the Marketing Services Agreement is terminated. Depending on the reason for termination, the continuing payments are either .25 of 1% or .15 of 1% per annum of the net asset value of the Fund represented by Advisor Class shares and qualified Institutional Class shares held by investors as of the date of termination of the Marketing Services Agreement and are payable for a period of 5 years if the applicable rate is .15 of 1% and for a period of 10 years if the applicable rate is .25 of 1%. The continuing payments are contingent upon ACG remaining registered as a broker/dealer. In addition, if the Investment Manager terminates the Marketing Services Agreement for "cause" or if ACG terminates the ACG Distribution Agreement, ACG will not be entitled to any continuing payments.

     The Marketing Services Agreement also provides that ACG will not serve as a distributor of shares of any other open-end registered investment company that invests primarily in REITs (other than indirectly as a result of marketing asset management programs of which REIT mutual funds are a component) and that the Investment Manager and its affiliates will not offer, sponsor, advise or otherwise promote any mutual fund or class of shares of a mutual fund for which ACG is not the distributor, with certain exceptions, including Institutional Class shares, certain offerings of shares of closed-end investment companies, shares of investment companies offered outside the United States, certain insurance products and investment products offered to certain qualified retirement plans.

     The Fund has also adopted a Shareholder Servicing Plan which is described in the Advisor Class Prospectus under the captions "Purchase of Shares-Shareholder Servicing Agreement." The Shareholder Servicing Plan provides that the Advisor Class may spend annually, directly or indirectly, up to 0.25% of the average daily value of the net assets attributable to Advisor Class shares for shareholder servicing activities. During the fiscal years ended December 31, 1996 and December 31, 1995, the Fund paid an aggregate of $89,289 and $2,985, respectively, to service organizations under contracts entered into pursuant to the Shareholder Servicing Plan.

     A quarterly report of the amounts expended under the Distribution Plan and the Shareholder Servicing Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review.
Neither the Distribution Plan nor the Shareholder Servicing Plan may be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the Fund may pay with respect to Advisor Class shares. The Distribution Plan, the Shareholder Servicing Plan and material amendments to either such Plan must be approved annually by all of the Trustees and by the Trustees who are neither interested persons of the Fund nor have any direct or indirect financial interest in the operation of the respective Plan or any related agreements.

                           DESCRIPTION OF THE TRUST

     The Trust is a diversified, open-end management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts under a Master Trust Agreement dated September 15, 1988, as amended and restated on February 28, 1995. In March 1995, the Trust's name was changed from PRA Securities Trust to Heitman Securities Trust.

     The Trustees have authority to issue an unlimited number of shares of beneficial interest in one or more separate series, $.001 par value per share. The shares of the Fund offered hereby constitute the sole series authorized to date. In addition, the Trustees are authorized to issue an unlimited number of classes of shares of beneficial interest in each series. To date, the Trust has established one series, the Heitman Real Estate Fund, and two classes of shares, designated as the Advisor Class and the Heitman/PRA Institutional Class.

     The assets received by the Trust for the issue or sale of shares of the Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specially allocated to each class of the Fund, and constitute the underlying assets of the Fund. The underlying assets of the Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect of each class of the Fund and with a share of the general expenses of the Trust. Except for those differences between the classes of shares described below and elsewhere in the Prospectuses and this Statement of Additional Information, each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund. Upon any liquidation of the Fund, shareholders thereof are entitled to share pro rata in the net assets of each class belonging to the Fund available for distribution.

     Each share of each class of shares represents an identical interest in the same portfolio of investments of the Fund and has the same rights, privileges and preferences, except with respect to: (a) the designation of each class; (b) the sales charge applicable to the Advisor Class; (c) the distribution and service fees borne by the Advisor Class; (d) the expenses allocable exclusively to each class, if any; and (e) voting rights on matters exclusively affecting a single class. The Trust has adopted an expense allocation plan under which all expenses other than distribution and service fees borne by the Advisor Class, are allocated pro rata based on the relative net assets of each class.

     Shares of the Fund entitle its holders to one vote per share (with proportionate voting for fractional shares) irrespective of the relative net asset value of the Fund's shares.

     The Trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purposes of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares. Generally, shares of the Fund will be voted on a Fund-wide basis on all matters except matters affecting only the interests of one class. The Advisor Class will have exclusive voting rights with respect to any amendments to the Fund's Rule 12b-1 Plan of Distribution or Shareholder Servicing Plan that would materially increase any amounts paid thereunder.

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Master Trust Agreement provides for indemnification from Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility which Heitman/PRA Advisors believes is remote. Upon payment of any liability incurred by the Fund, the shareholder of the Fund paying such liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in such a way so as to avoid, to the greatest extent possible, ultimate liability of the shareholders for liabilities of the Fund.

     As  of  April 1, 1997, the following shareholders were known  to  own  of
record   more  than  5%  of  the  total  outstanding  shares  of  either   the
Institutional Class or Advisor Class of the Fund, as the case may be:

                               PERCENTAGE       PERCENTAGE   PERCENTAGE
                               OWNERSHIP        OWNERSHIP    OWNERSHIP
                               OF INSTITUTIONAL OF ADVISOR   OF ALL
NAME AND ADDRESS               CLASS SHARES     CLASS SHARES FUND SHARES
----------------               ---------------- ------------ -----------
United Nations, for the
United Nations Joint               26.01%             -          16.49%
Staff Pension Fund, a United
Nations Organization
c/o Fiduciary Trust International
Two World Trade Center
New York, NY  10048

Charles Schwab & Company, Inc.     20.28%           49.67%       31.03%
101 Montgomery Street
San Francisco, CA  94104

HAWCO                               8.49%             -           5.30%
Hawaiian Trust Company, Ltd.
as Trustee
P.O. Box 1930
Honolulu, HI  96805

FTC & Co.                            _               8.07%        2.95%
Attn. Datalynx
P.O. Box 173736
Denver, CO  80217

Donoldson, Lufkin & Jenrette       8.49%             _            4.12 %
1 Pershing Plaza
Jersey City, NJ  07399

Singhin & Co.                      5.04%             _            3.19%
c/o Bankers Trust Company
Two Pacific Place, 26th Floor
88 Queensway
Hong Kong


     As of April 1, 1997, the officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the Fund.

     The following is a summary of selected federal income tax considerations that may affect the Fund and its shareholders. The summary is not intended as a substitute for individual tax advice, and investors are urged to consult their own tax advisers with specific reference to their own federal, state or local tax situations.

TAXATION OF THE FUND

     The Fund intends to continue to qualify and elect to be treated each taxable year as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, the Fund will not be liable for federal income taxes on its net investment income and net capital gain that are distributed to shareholders, provided that the Fund distributes at least 90% of its net investment income and net short-term capital gains for that year.

     To qualify as a regulated investment company, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; (ii) derive in each taxable year less than 30% of its gross income from the sale or other disposition of stock or securities held less than three months; and (iii) satisfy certain diversification requirements.

     The Internal Revenue Code of 1986, as amended, imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to the sum of (i) at least 98% of its ordinary income for the calendar year, (ii) at least 98% of its capital gain net income for the twelve-month period ending on October 31 of the calendar year; and (iii) any portion (not taxed to the Fund) of the respective balances from the prior year. The Fund intends to make such distributions as are necessary to avoid imposition of the excise tax.

TAXATION OF INVESTMENTS BY THE FUND

     Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the Fund has held the securities for more than one year. Gains or losses on sales of securities held for less than one year will generally be short-term.

TAXATION OF THE FUND'S SHAREHOLDERS-SPECIAL CONSIDERATIONS

     The portion of the dividends received from the Fund by its corporate shareholders which qualifies for the 70% dividends-received deduction will be reduced to the extent that the Fund holds dividend-paying stock for less than 46 days (91 days for certain preferred stocks). In addition, distributions that the Fund receives from a REIT will not constitute "dividends" for purposes of the dividends-received deduction and, thus, Fund dividends attributable to such distributions will not qualify for the dividends-received deduction. Accordingly, only a small percentage of dividends from the Fund are expected to qualify for the dividends-received deduction. Dividends-received deductions will be allowed only with respect to shares that a corporate shareholder has held for at least 46 days within the meaning of the same holding period rules applicable to the Fund.

     Dividends paid by the Fund from net investment income and net short-term capital gains will be taxable to shareholders as ordinary income for federal income tax purposes, whether received in cash or reinvested in additional shares. Distributions of net capital gain will be taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of the length of time the shareholder has held his or her shares of the Fund.

     If a shareholder receives a distribution taxable as long-term capital gain with respect to shares of the Fund, and redeems or exchanges the shares before he or she has held them for more than six months, any loss on the redemption or exchange will be treated as a long-term capital loss to the extent of such capital gain distribution.

     If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number or that he or she is not subject to "backup withholding," then the shareholder may be subject to a 31% federal backup withholding tax with respect to (i) taxable dividends and distributions and (ii) the proceeds of redemptions or exchanges. The 31% backup withholding tax is not an additional tax and may be credited against a shareholder's regular federal income tax liability. An individual's taxpayer identification number is his or her social security number.

                             REDEMPTION OF SHARES

     Detailed information on methods for redemption of shares is included in the Prospectus. The right to redeem shares of the Fund may be suspended or the date of payment postponed (i) for any period during which the New York Stock Exchange ("NYSE") is closed (other than for customary weekend or holiday closings), (ii) when trading in the markets the Fund normally uses is restricted or when an emergency exists as determined by the Securities and Exchange Commission ("SEC") so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (iii) for such other periods as the SEC, by order, may permit for protection of the Fund's shareholders.

                              VALUATION OF SHARES

     The Prospectus describes the time at which the net asset value of the Fund is determined for purposes of sales and redemptions. The following is a description of the procedures used by the Fund in valuing its assets.

     Readily marketable portfolio securities dually listed on the NYSE and other national securities exchanges are valued at the last sale price as reported on the NYSE on the business day as of which such value is being determined. Readily marketable securities not reported on the NYSE tape, but listed on national securities exchanges, shall be valued at the last sale price, on the business day as of which such value is being determined, on the exchange considered by the Trustees to be the primary trading market for such securities. If there has been no sale on such day, the security shall be valued at the average between closing bid and closing offer quoted on such day. If no bid or offer price is quoted on such day, then the security is valued by such method as the Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities traded only in the over-the-counter market are valued at the last price as reported on the National Market System, or, if the security is not reported on the National Market System, at the last reported bid on such day. If market quotations for over-the-counter traded securities are not readily available, a fair value, as determined in good faith by the Trustees, will be used. The value of the securities in the Fund's portfolio may be more or less than cost.

     Short-term securities with 60 days or less to maturity will be amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund, on the 60th day, based on the value determined on the 61st day.

     Options are generally valued at the last sale price; in the absence of last sale price, the average between the highest bid and the lowest offer quoted on such day is used. When the Fund writes an option, an amount equal to the premium received by it is included in the Fund's statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When the Fund purchases a stock index option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current market value of the option. Investments in U.S. Government securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market.

     Notwithstanding the aforementioned methods of valuation, the Trustees may in their discretion permit or require some other method or methods of valuation to be used if they consider that such other methods better reflect the fair market value of all or a portion of the assets of the Fund.

                ADVERTISING AND CALCULATION OF PERFORMANCE DATA

     From time to time, the Fund may advertise the performance of the Fund in terms of its total return or its yield and total return. The yield and total return calculations give effect to all recurring expenses of the Fund and are computed separately for each class of shares of the Fund.

     Average Annual Total Return. Average annual total return is computed by determining the average annual compounded rate of return over the designated periods that, if applied to the initial amount invested would produce the ending redeemable value, according to the following formula:

                                P(1 + T)n = ERV
WHERE:            P    =    a hypothetical initial payment of $1,000
                  T    =    average annual total return
                  n    =    number of years
                  ERV  =    ending redeemable value at the end of the
                            designated period assuming a hypothetical $1,000 payment made at the beginning of the designated period

     The calculation is based on the further assumptions that the maximum initial sales charge is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the designated periods. Based upon the foregoing calculations, the average annual total returns of the Institutional Class for the one-year and five-year periods ended December 31, 1996 and for the life of the Fund were 38.06%, 17.38% and 10.18%, respectively, and the average annual total returns of the Advisor Class for the one-year period ended December 31, 1996 and for the life of the Fund were 30.91%, and 27.18 %, respectively.

     Aggregate Total Return. Aggregate total return is computed by determining the rate of return over the designated period that, if applied to the initial amount invested would produce the ending redeemable value, according to the following formula:

                                P(1 + T)  = ERV

WHERE:            P    =    a hypothetical initial payment of one share
                            of the Fund, at the net asset value reported on
                            the first day of the designated period
                  T    =    the total return for the period
                  ERV  =    ending redeemable value at the end of the
                            designated period for one share of the Fund

     The calculation is based on the further assumptions that the maximum initial sales charge is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the designated period.

     Based upon the foregoing assumptions, the aggregate total return of the Institutional Class for the one-year and five-year periods ended December 31, 1996 and from inception to December 31, 1996 was 38.06%, 122.82% and 113.26%,
respectively and the aggregate total return for the Advisor Class for the one-year period ended December 31, 1996 and from inception to December 31, 1996 was 30.91% and 48.17% respectively.

     Monthly Yield. Yield is computed by dividing the net investment income per share earned during a specified one month period by the maximum offering price per share on the last day of the month and analyzing the result, according to the following formula:

                         YIELD = 2 { ( (A-B) + 1)6 -1}
                                        ----
                                        cd

WHERE:         a    =  dividends and interest earned during the month
               b    =  expenses accrued for the month (net of reimbursements)
               c    =  the average daily number of shares outstanding
                       during the month that were entitled to receive dividends
               d    =  the maximum offering price per share on the
                       last day of the month

     The Fund may also advertise its performance for other time periods than those discussed above.

     From time to time the Fund may include information in advertising concerning its portfolio holdings. For example, the Fund may advertise its current holding of REITs, their location and category of real estate held by such REITs, and a sector analysis of the Fund's portfolio composition.

                              GENERAL INFORMATION

DISTRIBUTIONS TO SHAREHOLDERS

     It is the policy of the Fund to declare and distribute dividends consisting of substantially all of the Fund's net investment income quarterly and to declare and distribute dividends from the Fund's net short-term capital gains, if any, annually. The Fund will make distributions of long-term capital gains at least annually. All such distributions will be made pro rata to the shareholders based on the number of shares held by each shareholder as of the record date for each such distribution. The Fund intends to make such additional distributions of net investment income and capital gain (net of capital losses) as may be necessary to avoid the imposition of any federal excise tax. The Trustees may change the Fund's distribution policy in their sole discretion.

     Quarterly distributions will automatically be reinvested in additional shares unless a shareholder elects to receive distributions in cash as described in the Prospectus.

REPORTS TO SHAREHOLDERS

     The Trustees will issue to the shareholders semi-annual and annual financial statements of the Trust. Quarterly financial statements of the Trust are available upon request. At the end of the year the shareholders will also receive audited financial statements audited by the Fund's independent public accountants. In addition, shareholders will receive annual statements of the status of their accounts reflecting current net asset value per share, and the total value of the Fund's net assets. Daily pricing will be made available to shareholders upon request.

INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP currently serves as independent accountants for the Fund. Arthur Andersen LLP served as independent public accountants for the Fund for all periods prior to January 1, 1996. The financial statements in this Statement of Additional Information and the Financial Highlights included in the Prospectuses, each for the fiscal year ended December 31, 1996, have been audited by Price Waterhouse LLP, independent accountants, given the authority of said firm as experts in auditing and accounting. The Financial Statements and Financial Highlights for each of the fiscal periods prior to January 1, 1996 have been audited by Arthur Andersen LLP,independent public public accountants, as indicated in their report with respect thereto, and are included herein in reliance of said Firm as experts in giving said report.

COUNSEL

     Legal matters in connection with the offering of shares hereby and the formation of the Trust are being passed upon for the Trust by Goodwin, Procter & Hoar LLP, Boston, Massachusetts.

CUSTODIAN

     Wilmington Trust Company, Wilmington, Delaware serves as custodian for the cash and securities of the Fund.

                             FINANCIAL STATEMENTS

                                   CONTENTS


FINANCIAL STATEMENTS


Schedule of Investments
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Notes to Financial Statements

REPORT OF INDEPENDENT ACCOUNTANTS

HEITMAN REAL ESTATE FUND
SCHEDULE OF INVESTMENTS                                      DECEMBER 31, 1996
------------------------------------------------------------------------------

                                                                                       NAREIT
                                                                                   CLASSIFICATION    MARKET VALUE
                                                                           SHARES   (UNAUDITED)        (NOTE 2)
                                                                           ------   -----------        --------
COMMON STOCK - 91.6%
   Alexander Haagen Properties, Inc.  ..............................       201,400     Equity       $   2,970,650
   Arden Realty Group, Inc.  .......................................       376,700     Equity          10,453,425
   Associated Estates Realty Corp.  ................................       170,600     Equity           4,051,750
   Avalon Properties, Inc.  ........................................       243,672     Equity           7,005,570
   Bay Apartment Communities, Inc.  ................................        99,600     Equity           3,585,600
   Brandywine Realty Trust  ........................................        27,900     Equity             544,050
   Cali Realty Corporation  ........................................       329,900     Equity          10,185,663
   Carramerica Realty Corp.  .......................................       175,600     Equity           5,136,300
   Catellus Development Corp.*  ....................................        2,300      Equity              26,162
   Centerpoint Properties Corp.  ...................................       212,900     Equity           6,972,475
   Chateau Properties, Inc.  .......................................       134,758     Equity           3,571,087
   Chelsea GCA Realty, Inc.  .......................................       165,893     Equity           5,744,045
   Colonial Properties Trust  ..... ................................       134,638     Equity           4,089,629
   Developers Diversified Realty Corp.  ............................       115,330     Equity           4,281,626
   Essex Property Trust, Inc.  .....................................       361,400     Equity          10,616,125
   Excel Realty Trust, Inc.  .......................................       287,000     Equity           7,282,625
   Felcor Suite Hotels, Inc.  ......................................       198,900     Equity           7,036,088
   Grubb & Ellis Realty Income Trust*  .............................       189,700    Mortgage             83,468
   Homestead Village, Inc. (Warrants)*  ............................        16,387     Equity             133,144
   Homestead Village, Inc.  ........................................        24,426     Equity             439,668
   Kimco Realty Corp.  .............................................       219,500     Equity           7,655,063
   Liberty Property Trust  .........................................       188,700     Equity           4,859,025
   Meridian Industrial Trust  ......................................       335,200     Equity           7,039,200
   Post Properties, Inc.   .........................................        45,177     Equity           1,818,374
   Regency Realty Corp.   ..........................................       189,000     Equity           4,961,250
   Rouse Company   .................................................       174,900     Equity           5,553,075
   Security Capital Industrial Trust   .............................       139,491     Equity           2,981,620
   Security Capital Pacific Trust  .................................       201,230     Equity           4,603,136
   Simon Debartolo Group Inc.  .....................................        92,536     Equity           2,868,616
   South West Property Trust  ......................................       282,266     Equity           4,763,239
   Sovran Self Storage, Inc.  ......................................       231,200     Equity           7,225,000
   Spieker Properties, Inc.  .......................................       179,500     Equity           6,462,000
   Starwood Lodging Trust  .........................................        74,200     Equity           4,090,275
   Storage Trust Realty  ...........................................       280,000     Equity           7,560,000
   Storage USA Inc.  ...............................................        46,000     Equity           1,730,750
   Tanger Factory Outlet Center, Inc.  .............................        98,800     Equity           2,679,950
   Trizec Hahn Corp.  ..............................................       702,600     Equity          15,457,200
   Vornado Realty Trust  ...........................................        93,900     Equity           4,929,750
                                                                                                      -----------

        TOTAL COMMON STOCK (COST $146,843,055) ...............................................        191,446,673
                                                                                                      -----------


                                                                        PAR ($000) OR                MARKET VALUE
                                                                      NUMBER OF SHARES                 (NOTE 2)
                                                                      ----------------                 --------
PREFERRED STOCK - 0.4%
   Security Capital Industrial Trust, 7.00%,
     Convertible (COST $797,600)....................................        33,600                    $   915,600
                                                                                                      -----------


U.S. GOVERNMENT AGENCY OBLIGATION - 9.0%
   Federal Home Loan Banks Discount Notes, 5.00%,
     due 01/02/97 (COST $18,777,392)................................       $18,780                     18,777,392
                                                                                                      -----------




TOTAL INVESTMENTS (COST $166,418,047) - 101.0%................................................        211,139,665
                                                                                                      -----------

OTHER ASSETS AND LIABILITIES, NET -(1.0)%.....................................................         (2,059,999)
                                                                                                      -----------

NET ASSETS -100.0%............................................................................       $209,079,666
                                                                                                     ------------

* Non-income priducing security.


      The accompanying notes are an integral part of the financial statements.

HEITMEN REAL ESTATE FUND
STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 1996
-------------------------------------------------------------------------------

ASSETS:
 Investments, at market value
   (identified cost $166,418,047) (Note 3).................................                               $ 211,139,665
 Cash......................................................................                                       4,800
 Receivables:
  Capital shares sold......................................................                                   1,212,839
  Dividends................................................................                                   1,271,793
 Other assets..............................................................                                      17,624
                                                                                                          -------------
    TOTAL ASSETS...........................................................                                 213,646,721
                                                                                                          -------------

LIABILITIES:
 Payables:
  Capital shares redeemed..................................................                                     108,851
  Investment management fees (Note 4)......................................                                     114,760
  Investment securities purchased..........................................                                   4,113,815
  Accrued expenses.........................................................                                     229,629
                                                                                                          -------------
    TOTAL LIABILITIES......................................................                                   4,567,055
                                                                                                          -------------

NET ASSETS:
 (Applicable to 19,058,912 shares of $0.001 par value
  beneficial interest issued and outstanding; unlimited
  number of shares authorized).............................................                               $ 209,079,666
                                                                                                          =============

 Net asset value, offering price and redemption price per
    Institutional class share ($129,275,157 / 11,790,030)..................                                      $10.96
                                                                                                                 ======

 Net asset value and redemption price per
    Advisor class share ($79,804,509 / 7,268,882)..........................                                      $10.98
                                                                                                                 ======

 Offering price per Advisor class share ($10.98 / 0.9525)..................                                      $11.53
                                                                                                                 ======

COMPONENTS OF NET ASSETS:
 Paid-in capital...........................................................                               $ 164,539,659
 Distributions in excess of net realized gain on investments...............                                    (181,611)
 Net unrealized appreciation of investments................................                                  44,721,618
                                                                                                          -------------

NET ASSETS.................................................................                               $ 209,079,666
                                                                                                          =============

HEITMAN REAL ESTATE FUND
STATEMENT OF OPERATIONS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996
-------------------------------------------------------------------------------

INVESTMENT INCOME:
 Dividends (Note 2)........................................................                               $   6,796,180
 Interest..................................................................                                     622,678
                                                                                                          -------------
  Total investment income..................................................                                   7,418,858
                                                                                                          -------------

EXPENSES:
 Advisory fees (Note 4)....................................................          $      992,968
 Administration fees (Note 4)..............................................                 141,640
 Trustees' fees and expenses (Note 5)......................................                  71,359
 Accounting fees (Note 4)..................................................                  73,582
 Professional fees.........................................................                 134,268
 Custodian fees............................................................                  42,889
 Insurance.................................................................                  41,875
 Federal Registration fees.................................................                  16,407
 State Registration fees...................................................                  24,520
 Shareholder report fees...................................................                  31,966
 Distribution fees - Advisor Shares (Note 4)...............................                  89,289
 Shareholder Servicing fees - Advisor Shares (Note 4)......................                  89,289
 Transfer agent fees.......................................................                  87,449
 Other.....................................................................                  30,583
                                                                                      -------------

    Total expenses.........................................................                                   1,868,084
                                                                                                          -------------

      Net investment income................................................                                   5,550,774
                                                                                                          -------------


REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain from security transactions..............................                                  11,165,013
 Net change in unrealized appreciation of investments......................                                  34,985,157
                                                                                                          -------------

    Net realized and unrealized gain on investments........................                                  46,150,170
                                                                                                          -------------

 Net increase in net assets resulting from operations......................                               $  51,700,944
                                                                                                          =============

HEITMAN REAL ESTATE FUND
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------


                                                                                     For the Fiscal       For the Fiscal
                                                                                       Year Ended           Year Ended
                                                                                    December 31, 1996   December 31, 1995
                                                                                    -----------------   -----------------
OPERATIONS:
 Net investment income (Note 2)............................................          $    5,550,774       $   3,839,479
 Net realized gain (loss) from security transactions.......................              11,165,013          (1,952,399)
 Net change in unrealized appreciation of investments......................              34,985,157           7,936,118
                                                                                     --------------       -------------
  Net increase in net assets resulting from operations.....................              51,700,944           9,823,198
                                                                                     --------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS - INSTITUTIONAL SHARES (NOTE 2):
 From net investment income ($0.37 and $0.33 per share, respectively)......              (4,155,578)         (3,778,062)
 In excess of net investment income ($0.10 and $0.00 per share,
  respectively)............................................................              (1,094,050)                  -
 From net capital gains ($0.41 and $0.00 per share, respectively)..........              (4,677,017)            (37,013)
 From tax return of capital ($0.00 and $0.18 per share, respectively)......                       -          (2,081,064)

DISTRIBUTIONS TO SHAREHOLDERS - ADVISOR SHARES (NOTE 2):
 From net investment income ($0.31 and $0.23 per share, respectively)......              (1,395,196)            (69,725)
 In excess of net investment income ($0.12 and $0.00 per share,
  respectively)............................................................                (529,580)                  -
 From net capital gains ($0.41 and $0.00 per share, respectively)..........              (2,751,674)               (683)
 From tax return of capital ($0.00 and 0.13 per share, respectively).......                       -             (38,406)
                                                                                     --------------       -------------
  Total distributions paid to shareholders.................................             (14,603,095)         (6,004,953)
                                                                                     --------------       -------------
CAPITAL SHARE TRANSACTIONS:
 Receipt from Institutional Shares sold....................................              45,944,221          16,694,861
 Receipt from Institutional Shares issued on reinvestment of distributions.               3,754,881           3,002,158
 Institutional Shares redeemed.............................................             (41,272,537)        (33,136,352)
 Receipt from Advisor Shares sold..........................................              67,072,455          10,634,266
 Receipt from Advisor Shares issued on reinvestment of distributions.......               4,469,947              72,560
 Advisor Shares redeemed...................................................              (9,199,099)         (5,442,423)
                                                                                     --------------       -------------
 Increase (decrease) in net assets resulting from capital share
  transactions (a).........................................................              70,769,868          (8,174,930)
                                                                                     --------------       -------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS................................             107,867,717          (4,356,685)

NET ASSETS:
 Beginning of year.........................................................             101,211,949         105,568,634
                                                                                     --------------       -------------
 End of year...............................................................          $  209,079,666       $ 101,211,949
                                                                                     ==============       =============
(a)TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST WERE:
 Institutional Shares sold.................................................               4,898,411           2,056,156
 Institutional Shares issued on reinvestment of distributions..............                 376,263             368,561
 Institutional Shares redeemed.............................................              (4,542,560)         (4,093,559)
 Advisor Shares sold.......................................................               7,164,380           1,276,166
 Advisor Shares issued on reinvestment of distributions....................                 429,486               8,519
 Advisor Shares redeemed...................................................                (961,503)           (648,167)
                                                                                     --------------       -------------
 Net increase (decrease) in shares.........................................               7,364,477          (1,032,324)
 Shares outstanding - Beginning balance....................................              11,694,435          12,726,759
                                                                                     --------------       -------------
 Shares outstanding - Ending balance.......................................              19,058,912          11,694,435
                                                                                     ==============       =============

HEITMAN REAL ESTATE FUND
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

The table below sets forth financial data for a share of beneficial interest outstanding throughout each fiscal period presented.

INSTITUTIONAL SHARES

                                                             For the       For the
                                                          Fiscal Years   Three-Month
                                                              Ended      Period Ended     For the Fiscal Years
                                                           December 31,     Dec. 31,       Ended September 30,
                                                          --------------                ------------------------
                                                          1996      1995      1994      1994      1993      1992
                                                         -----     -----     -----    ------     -----     -----
NET ASSET VALUE, BEGINNING OF PERIOD.............        $8.65     $8.30     $9.23    $10.95     $8.29     $7.66
                                                        ------    ------    ------    ------    ------    ------

INCOME FROM INVESTMENT OPERATIONS
 Net investment income (a).......................         0.37      0.33      0.10      0.32      0.40      0.45
 Net realized and unrealized gain (loss)
  on investments.................................         2.82      0.53     (0.05)    (0.92)     2.67      0.63
                                                        ------    ------    ------    ------    ------    ------
    Total from investment operations.............         3.19      0.86      0.05     (0.60)     3.07      1.08
                                                        ------    ------    ------    ------    ------    ------
DISTRIBUTIONS
 From net investment income (a)..................        (0.37)    (0.33)    (0.10)    (0.31)    (0.41)    (0.45)
 In excess of net investment income..............        (0.10)     0.00      0.00      0.00      0.00      0.00
 From net realized gain on investments...........        (0.41)     0.00     (0.77)    (0.67)     0.00      0.00
 From tax return of capital (b)..................         0.00     (0.18)    (0.11)    (0.14)     0.00      0.00
                                                        ------    ------    ------    ------    ------    ------
    Total distributions..........................        (0.88)    (0.51)    (0.98)    (1.12)    (0.41)    (0.45)
                                                        ------    ------    ------    ------    ------    ------

NET ASSET VALUE, END OF PERIOD...................       $10.96     $8.65     $8.30     $9.23    $10.95     $8.29
                                                        ======    ======    ======    ======    ======    ======

Total Return.....................................       38.06%    10.87%    0.65%c   (5.22)%    37.76%    14.49%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in 000's)............     $129,275   $95,692  $105,569  $116,268  $141,672   $66,521
 Ratio of expenses to average net assets.........        1.23%     1.29%    1.28%*     1.22%     1.24%     1.37%
 Ratio of net investment income to
  average net assets (a).........................        4.09%     3.97%   4.35%*      2.87%     4.37%     5.75%
 Portfolio Turnover..............................       59.88%    65.33%   37.55%*    90.11%    61.47%    28.05%
 Average commission rate paid (d)................      $0.0504         -         -         -         -         -

---------------------
*    Annualized.
a Distributions from REIT investments generally include a return of capital. For financial reporting purposes, through September 30, 1993, the Fund recorded all distributions received, including the returns of capital, as net investment income.
b Historically, the Fund has distributed to its shareholders amounts approximating dividends received from the REITs. As more fully explained in Note 2, the Fund, for the fiscal year ended September 30, 1994, adopted an accounting pronouncement affecting the presentation of distributions to shareholders. The financial highlights for the years ended September 30, 1992 and 1993 have not been restated.
c    Not annualized.
d Required disclosure for fiscal years beginning after September 1, 1995 pursuant to SEC regulations.

HEITMAN REAL ESTATE FUND
FINANCIAL HIGHLIGHTS - CONTINUED
-------------------------------------------------------------------------------

The table below sets forth financial data for a share of beneficial interest outstanding throughout the fiscal periods presented.

ADVISOR SHARES
                                                               For the Period
                                                                May 15, 1995
                                                               (Commencement
                                            For the Fiscal     of Operations)
                                              Year Ended           through
                                           December 31, 1996  December 31, 1995
                                           -----------------  -----------------


NET ASSET VALUE, BEGINNING OF PERIOD.......     $8.67               $8.00
                                               ------              ------

INCOME FROM INVESTMENT OPERATIONS
 Net investment income (a).................      0.31                0.23
 Net realized and unrealized gain
  on investments...........................      2.84                0.80
                                               ------              ------
    Total from investment operations.......      3.15                1.03
                                               ------              ------
DISTRIBUTIONS
 From net investment income (a)............     (0.31)              (0.23)
 In excess of net investment income........     (0.12)               0.00
 From net realized gain on investments.....     (0.41)               0.00
 From tax return of capital (b)............      0.00               (0.13)
                                               ------              ------
    Total distributions....................     (0.84)              (0.36)
                                               ------              ------

NET ASSET VALUE, END OF PERIOD.............    $10.98               $8.67
                                               ======              ======

Total Return (c)...........................    37.44%              13.19%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in 000's)......   $79,805              $5,520
 Ratio of expenses to average net assets...     1.73%            1.99%* d
 Ratio of net investment income to
  average net assets (a)...................     3.91%            4.27%* d
 Portfolio Turnover........................    59.88%             65.33%*
 Average commission rate paid (e)..........   $0.0504                  -

------------------------
*    Annualized.
a Distributions from REIT investments generally include a return of capital, which the Fund records as a reduction in the cost basis of its investments.
b Historically, the Fund has distributed to its shareholders amounts approximating distributions received from the REITs. Such distributions may include a portion which may be a return of capital.
c These results do not include the sales charge. If the charge had been included, the returns would have been lower. The total return figure for the fiscal period ended December 31, 1995 has not been annualized.
d During 1995, the Advisor agreed to reimburse a portion of the Advisor Shares' expenses. Without reimbursement, the expense ratio would have been 5.34% and the ratio of net investment income to average net assets would have been 0.92%.
e Required disclosure for fiscal years beginning after September 1, 1995 pursuant to SEC regulations.

HEITMAN REAL ESTATE FUND
NOTES TO FINANCIAL STATEMENTS                          DECEMBER 31, 1996
------------------------------------------------------------------------

NOTE 1 - ORGANIZATION
Heitman Securities Trust (the "Trust") is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized on September 15, 1988, as a Massachusetts business trust under a Master Trust Agreement which was amended and restated on February 28, 1995 (the "Master Trust Agreement"). The Master Trust Agreement permits the issuance of an unlimited number of shares of beneficial interest in separate series, with shares of each series representing interests in a separate portfolio of assets. Heitman Real Estate Fund (the "Fund") was organized as a series of the Trust on September 15, 1988 and shares of the Trust representing interests in the Fund were registered with the Securities and Exchange Commission on January 4, 1989. The Fund's investment objective is to obtain high total return consistent with reasonable risk by investing primarily in equity securities of public companies principally engaged in the real estate business.

The Fund offers two classes of shares (Institutional Shares and Advisor Shares). Institutional Shares and Advisor Shares are substantially identical, except that Advisor Shares bear the fees that are payable under a Distribution Plan adopted by the Board of Trustees ( the "Distribution Plan") at an annual rate of 0.25% of the average daily net assets of Advisor Shares. The Advisor Shares bear the fees payable to service organizations pursuant to a Shareholder Servicing Plan at an annual rate of 0.25% of the average daily net assets of Advisor Shares owned by shareholders with whom the service organizations have a servicing relationship. In addition to the fees paid pursuant to the Distribution Plan and the Shareholder Servicing Plan, each class bears the expenses associated with transfer agent fees and expenses, printing of shareholder reports, registration fees, administrative, and accounting fees. Institutional Shares were offered for sale on March 13, 1989 and Advisor Shares were offered for sale on May 15, 1995.

Because the Fund may invest a substantial portion of its assets in REITs, the Fund may also be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the 1940 Act.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
INVESTMENT SECURITIES TRANSACTIONS AND INVESTMENT INCOME
--------------------------------------------------------
The  Fund's  investment  securities  portfolio  consists  primarily   of
investments in public companies engaged in the real estate business. Investment securities transactions are recorded on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.
Realized  gains  or  losses  on  sales  of  investment  securities   are
determined on the first-in, first-out ("FIFO") basis.

The majority of the dividend income recorded by the Fund is from Real Estate Investment Trusts ("REITs"). For tax purposes, a portion of these dividends consists of capital gains and returns of capital. For financial reporting purposes through September 30, 1993, these dividends were recorded as dividend income, and the investment in the REIT reported at market value. During the fiscal year ended September 30, 1994, effective October 1, 1993, the Fund changed its accounting policy to record the return of capital portion of dividends received, as provided by the REITs, as a reduction in the cost basis of its investments in the REITs. This change has no effect on the calculation of net asset value per share.

Generally, the Fund has distributed to its shareholders amounts approximating distributions received from the REITs. Accordingly, the Fund's distributions to shareholders have included the return of capital received from the REITs as well as returns of capital attributed to distributions of other income for financial reporting purposes which was not subject to current taxation. In accordance with Statement of Position 93-2, Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies ("SOP"), distributions representing a return of capital for tax purposes are charged to paid-in capital.

INVESTMENT SECURITIES VALUATION
-------------------------------
Investment securities traded on a national securities exchange are valued at the last reported sales price on the day of valuation. If there has been no sale, the investment security is valued at the average between the closing bid and closing offer quoted on such day. Investment securities traded only in the over-the-counter market are valued at the last price reported on the NASDAQ National Market System, or, if the security is not reported on the NASDAQ National Market System, at the last reported bid on such day. Otherwise, the investment security is valued by such method as the Trustees shall determine in good faith to reflect its fair value.

Effective May 14, 1992, Grubb & Ellis Realty Trust ("GRIT") completed its dissolution by transferring all its remaining assets to a liquidating trust. On the date of the dissolution, GRIT's shares were canceled and replaced by beneficial interests in a liquidating trust, which are not transferable. On March 25, 1994, the Fund received a distribution from GRIT in the amount of $369,915, representing $1.95 for each share of the GRIT liquidating trust held by the Fund. The Trustees have determined that the Fund's ownership in the remainder of the liquidating trust should be valued at $0.44 per share. At December 31, 1996, the Fund owned 189,700 shares of the GRIT liquidating trust for a value of $83,468.

INCOME TAXES
------------
The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund will be entitled to claim a dividends paid deduction for distributions of income and capital gains to shareholders. Accordingly, the Fund will not be liable for federal income taxes to the extent its taxable investment income and net realized capital gains are fully distributed to shareholders.

The Fund is also subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Fund intends to distribute its net investment income and capital gains as necessary to avoid this excise tax. The amount of capital loss carryforward utilized during the fiscal year ended December 31, 1996 was approximately $3,735,000.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS
-----------------------------------------------------------
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

EXPENSES
--------
All expenses of the Fund (other than expenses incurred under the Distribution Plan and the Shareholder Servicing Plan) are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the Fund.

NOTE 3 - INVESTMENT SECURITIES
For the fiscal year ended December 31, 1996, the cost of purchases and the proceeds from sales of investment securities (excluding short-term investments) aggregated $131,165,704 and $77,468,388, respectively. Cost for federal income tax purposes is $166,599,658 and unrealized appreciation consists of:

         Gross unrealized appreciation      $45,002,458
         Gross unrealized depreciation         (462,451)
                                            -----------
            Net unrealized appreciation     $44,540,007
                                            ===========

NOTE 4 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES The Fund entered into an Investment Management Agreement (the "Agreement") with Heitman/PRA Securities Advisors, Inc. (the "Advisor") on January 31, 1995. The Advisor is a wholly owned subsidiary of Heitman Financial Ltd. ("Heitman"), a wholly owned subsidiary of United Asset Management Corporation. The Fund pays the Advisor a fee for its services, calculated daily and paid monthly, at the annual rate of 0.75% of the Fund's first $100 million of average daily net assets and 0.65% of the average daily net assets of the Fund in excess of $100 million, excluding assets invested in any money market mutual fund. The Agreement provides that in the event total expenses of the Fund (exclusive of interest, taxes, brokerage expenses, distribution expenses and extraordinary items) for any fiscal year of the Fund exceed (i) 1.75% of the Fund's average net assets up to $50 million plus (ii) 1.50% of the Fund's average net assets in excess of $50 million, the Advisor will pay or reimburse the Fund for that excess up to the amount of its advisory fee during that fiscal year.

Prior to January 31, 1995, PRA Securities Advisors, L.P. (the "Prior Advisor") served as the Fund's advisor pursuant to an Investment Management Agreement whose terms were substantially the same as the Fund's current Agreement with the Advisor.

Rodney Square Management Corporation ("Rodney Square"), a wholly owned subsidiary of Wilmington Trust Company ("WTC"), which is wholly owned by Wilmington Trust Corporation, a publicly held bank holding company, provides accounting, administration and transfer agent services. For accounting services provided through November 13, 1996, Rodney Square received an annual fee of $45,000 plus an amount equal to 0.02% of that portion of the Institutional Shares' average daily net assets for the year in excess of $100 million, plus any out-of-pocket expenses. In addition, for accounting services provided through November 13, 1996, Rodney Square also received an amount equal to 0.02% of the Fund's average daily net assets with respect to the Advisor Shares, subject to a minimum annual fee of $25,000, plus any out-of-pocket expenses. Effective November 14, 1996 the Board of Trustees agreed to a change in the accounting services fee. Under the new agreement the Fund pays an annual fee of $75,000, plus an amount equal to 0.02% of the Fund's average daily net assets in excess of $100 million, plus any out-of-pocket expenses. For administrative services provided, Rodney Square receives a monthly administration fee from the Fund at an annual rate of 0.10% of the Fund's average daily net assets, plus any out-of-pocket expenses. Additionally, for administrative services provided, the Advisor Shares are subject to a minimum annual fee of $25,000.

The Fund has adopted a Distribution Plan for the Advisor Shares in accordance with Rule 12b-1 under the 1940 Act. Under the provisions of the Distribution Plan, the Fund makes payments to ACG Capital
Corporation, the distributor for the Advisor Shares ( "ACG" or the "Distributor") at an annual rate of 0.25% of the daily net assets of Advisor Shares of the Fund as a distribution fee. The distribution fees are used by the Distributor to finance activities primarily intended to result in the sale of Advisor Shares of the Fund.

The Fund has also adopted a Shareholder Servicing Plan for the Advisor Shares. Pursuant to the Shareholder Servicing Plan, the Trust contracts with service organizations to provide a variety of shareholder services, such as maintaining shareholder accounts and records, answering inquiries regarding the Fund, and processing purchase and redemption orders. The Fund pays fees to service organizations in amounts up to an annual rate of 0.25% of the daily net asset value of Advisor Shares owned by shareholders with whom the service organization has a servicing relationship.

NOTE 5 - REMUNERATION OF TRUSTEES
Certain officers and trustees of the Fund are also officers and/or affiliates of the Advisor or certain shareholders.

HEITMAN REAL ESTATE FUND
REPORT OF INDEPENDENT ACCOUNTANTS
------------------------------------------------------------------------

To the Trustees and Shareholders of Heitman Real Estate Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Heitman Real Estate Fund, Inc. (the "Fund") at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provides a reasonable basis for the opinion expressed above. The financial statements of the Fund for the fiscal periods presented prior to the year ended December 31, 1996 were audited by other independent accountants whose report dated February 26, 1996 expressed an unqualified opinion on those statements.


PRICE WATERHOUSE LLP
Philadelphia, PA
February 14, 1997

                           HEITMAN SECURITIES TRUST

                                    PART C

                               OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements:

          Included in the Heitman/PRA Institutional Class Prospectus
          (Part A):

               Financial Highlights for the Fiscal Years Ended December 31, 1996 and 1995, for the Three-Month Period Ended December 31, 1994, Years Ended September 30, 1994, 1993, 1992, 1991 and 1990
               and the Period January 4, 1989 (Effective Date) to September 30, 1989

          Included in the Advisor Class Prospectus (Part A):

               Financial Highlights for the Fiscal Year Ended December 31, 1996 and for the period May 15, 1995 (Commencement of Operations) through December 31, 1995 (Advisor Class), for the Fiscal Years ended December 31, 1996 and 1995, the Three-Month Period Ended December 31, 1994, Years Ended September 30, 1994, 1993, 1992, 1991 and 1990 and the Period January 4, 1989
               (Effective Date) to September 30, 1989 (Institutional Class)

          Included in the Statement of Additional Information (Part B):

               (i) Report of Independent Public Accountants dated February 14, 1997 (Except as noted)


               (ii) Audited Financial Statements of Heitman Real Estate Fund for the Fiscal Year Ended December 31, 1996

          Included in Part C:

               Consent of Independent Public Accountants

     (b)  Exhibits:

          EXHIBIT NO.            DESCRIPTION OF EXHIBIT
          -----------            ----------------------
              1(a)               First Amended and Restated Master
                                 Trust Agreement dated February 28, 1995.
                                 (Incorporated by reference to Post-
                                 Effective Amendment No. 9 to the
                                 Registration Statement on Form N-1A, filed
                                 March 16, 1995.)

              1(b)               Amendment No. 1 to First Amended
                                 and Restated Master Trust Agreement dated
                                 March 3, 1995. (Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement filed March 16, 1995.)

                           HEITMAN SECURITIES TRUST

                                    PART C

                         OTHER INFORMATION -CONTINUED

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS-CONTINUED

              1(c)               Amendment No. 2 to First Amended
                                 and Restated Master Trust Agreement
                                 effective as of August 7, 1995.
                                 (Incorporated by reference to Post-
                                 Effective Amendment No. 10 to the
                                 Registration Statement filed April 29, 1996.)

              2 By-Laws.         (Incorporated by reference to initial filing
                                 of Registration Statement No. 33-24611.)

              3                  Not Applicable.

              4(a)               Specimen Certificate for Shares
                                 of Beneficial Interest of Heitman Real
                                 Estate Fund - Heitman/PRA Institutional
                                 Class.  (Incorporated by reference to Post-
                                 Effective Amendment No. 9 to the
                                 Registration Statement filed on March 16,
                                 1995.)

              5                  Investment Management Agreement
                                 between the Registrant and PRA Securities
                                 Advisors, Inc. ("Heitman/PRA Advisors")
                                 dated as of January 31, 1995.
                                 (Incorporated by reference to Post-
                                 Effective Amendment No. 9 to the
                                 Registration Statement filed on March 16,
                                 1995.)

              6(a)               Distribution Agreement between
                                 the Registrant and Rodney Square
                                 Distributors, Inc. dated as of December 3,
                                 1993 with respect to the Institutional
                                 Class. (Incorporated by reference to Post-
                                 Effective Amendment No. 6 to the
                                 Registration Statement filed on December 3,
                                 1993.)

              6(b)               Distribution Agreement between
                                 the Registrant and ACG Capital Corporation
                                 ("ACG") with respect to the Advisor Class dated May 15, 1995. (Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement filed April 29, 1996.)


              6(c)               Form of Selected Broker Agreement
                                 with respect to the Advisor Class.
                                 (Incorporated by reference to Post-
                                 Effective Amendment No. 10 to the
                                 Registration Statement filed April 29, 1996.)

                           HEITMAN SECURITIES TRUST

                                    PART C

                         OTHER INFORMATION -CONTINUED

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS-CONTINUED

              6(d)                 Sub-Distributor Agreement by and
                                   between ACG and the Nomura Securities, Co.,
                                   Ltd. dated as of August 22, 1995.
                                   (Incorporated by reference to Post-
                                   Effective Amendment No. 10 to the
                                   Registration Statement filed April 29,
                                   1996.)

              7                    Not Applicable.

              8 Amended and Restated Custody Agreement between the Registrant and Wilmington Trust Company dated November 14, 1996.


              9(a)                 Amended and Restated Transfer
                                   Agency Agreement between the Registrant and Rodney Square Management Corporation dated November 14, 1996.


              9(b) Amended and Restated Administration Agreement between the Registrant and Rodney Square Management
                                   Corporation dated November 14, 1996.


              9(c)                 Amended and Restated Accounting
                                   Services Agreement between the Registrant and Rodney Square Management Corporation dated November 14, 1996.


              9(d)                 Amended Marketing Services Agreement
                                   by and between Heitman/PRA Advisors dated as of March 11, 1996. (Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement filed April 29, 1996.)

              10(a)                Opinion of Counsel with respect
                                   to issuance of both Heitman/PRA
                                   Institutional Class and Advisor Class
                                   shares.  (Incorporated by reference to Post-
                                   Effective Amendment No. 9 to the
                                   Registration Statement filed on March 16,
                                   1995.)

              10(b)                Consent of Counsel

              11(a)                Consent of Independent Accountants.


              11(b)                Consent of Independent Public Accountants.

              12                   Not Applicable.

              13                   Letter of Investment Intent.
                                   (Incorporated by reference to Pre-Effective
                                   Amendment No. 2 to the Registration
                                   Statement.)

              14                   Not Applicable.

                           HEITMAN SECURITIES TRUST

                                    PART C

                         OTHER INFORMATION -CONTINUED

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS-CONTINUED

              15(a)                Plan of Distribution Pursuant to
                                   Rule 12b-1 with respect to the Advisor
                                   Class.  (Incorporated by reference to Post-
                                   Effective Amendment No. 10 to the
                                   Registration Statement filed April 29,
                                   1996.)


              15(b)                Shareholder Servicing Plan
                                   (Advisor Class Shares). (Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement filed April 29, 1996.)

              15(c)                Shareholder Servicing Agreement
                                   (Advisor Class Shares).

              15(d)                Form of Shareholder Servicing
                                   Agreement for Omnibus Account Arrangements
                                   (Advisor Class shares).

              15(e)                Form of Shareholder Servicing
                                   Agreement for Omnibus Account Arrangements
                                   (Institutional Class shares).
                                   (Incorporated by reference to Post-
                                   Effective Amendment No. 10 to the
                                   Registration Statement filed April 29,
                                   1996.)


              15(f)                Form of Operating Agreement by
                                   and between the Registrant, Charles Schwab
                                   & Co., Inc. ("Schwab") dated as of August
                                   30, 1995, as amended by Retirement Plan
                                   Order Processing Amendment dated as of
                                   March 25, 1996 by and among the Registrant, Schwab and the Charles Schwab Trust Company. (Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement filed April 29, 1996.)


              15(g)                Institutional Services Agreement
                                   by and between the Registrant and Schwab dated as of August 30, 1995. (Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement filed April 29, 1996.)

              16                   Schedules of Performance Calculations.

              17                   Financial Data Schedules.

              18 Multiple Class Expense Allocation Plan Adopted Pursuant to Rule 18f-3 dated of January 1, 1996. (Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement filed April 29, 1996.)

                           HEITMAN SECURITIES TRUST

                                    PART C

                         OTHER INFORMATION -CONTINUED

                                  Powers of Attorney (Included as part of
                                  Signature Page).

Item 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Not applicable.

Item 26.  NUMBER OF HOLDERS OF SECURITIES

     Set forth below are the number of record holders, as of April 1, 1997 of each class of securities of the Registrant:


                                               NUMBER OF
     TITLE OF CLASS                          RECORD HOLDERS
     --------------                          --------------

     Heitman/PRA Institutional Class              608

     Advisor Class                                1512

Item 27.  INDEMNIFICATION

      Under a provision of the Registrant's First Amended and Restated Master Trust Agreement and Declaration of Trust (the "Declaration of Trust"), any past or present trustee or officer of the Registrant is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him/her in connection with any action, suit or proceeding to which he/she may be a party or otherwise involved by reason of his being or having been a trustee or officer of Registrant. This provision does not authorize indemnification where it is determined, in the manner specified in the Declaration of Trust, that such trustee or officer has not acted in good faith in the reasonable belief that his actions were in the best interest of Registrant. Moreover, this provision does not authorize indemnification where such trustee or officer is finally adjudged to have been liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

      Paragraph 8 of the Investment Management Agreement (the "Management Agreement") between Registrant and Heitman/PRA Advisors (the "Advisor") provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its shareholders in connection with the performance of its duties under the Management Agreement in the absence of willful misfeasance, bad faith or gross negligence or reckless disregard of his duties. Paragraph 11 states that the obligations of the Trust under the Management Agreement shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but shall bind only the trust property of the Trust, as provided in the Declaration of Trust.

                           HEITMAN SECURITIES TRUST

                                    PART C

                         OTHER INFORMATION -CONTINUED

ITEM 27.   INDEMNIFICATION -CONTINUED

       Paragraph 10(a) of the Distribution Agreement (the "Heitman/PRA Distribution Agreement") between the Registrant and Rodney Square Distributors, Inc. ("RSD") provides that the Registrant agrees to indemnify and hold harmless RSD and each of its directors and officers and each person, if any, who controls RSD within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act") against any loss, liability, claim, damages or expense arising by reason of any person acquiring any shares, based upon the 1933 Act or any other statute or common law, alleging any wrongful act of the Registrant or any of its employees or representatives, or based upon the ground that the registration statements, or other information filed or made public by the Registrant included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading. RSD, however, will not be indemnified to the extent that the statement or omission is based on information provided in writing by RSD. In no case is the indemnity of the Registrant in favor of RSD or any person indemnified to be deemed to protect RSD or any person against any liability to the Registrant or its security holders to which RSD or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Heitman/PRA Distribution Agreement. Paragraph 10(b) of the Heitman/PRA Distribution Agreement provides that RSD agrees to indemnify the Registrant in the same manner as described in Paragraph 10(a) of the Heitman/PRA Distribution Agreement. Paragraph 15 of the Heitman/PRA Distribution Agreement is similar to Paragraph 11 of the Management Agreement.

     Paragraph 10(a) of the Distribution Agreement (Advisor Class Shares) (the "Advisor Class Distribution Agreement") between the Registrant and ACG Capital Corporation ("ACG") states that the Registrant agrees to indemnify and hold harmless ACG and each of its directors and officers and each person, if any, who controls ACG within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees) arising out of or based upon: (i) any violation of the Registrant's representations or covenants contained in the Advisor Class Distribution Agreement; (ii) any allegation of any wrongful act of the Item

Registrant or any of its representatives (other than ACG or any of its employees or representatives or any other person for whose acts ACG is responsible (including any selected dealer or person through whom sales are made pursuant to an agreement with ACG)); (iii) any allegation of any person acquiring any shares, based upon the 1933 Act or any other statute or common law, that the registration statements, Prospectuses, SAIs, or shareholder reports of the Registrant included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading, to the extent the statement or omission was made in reliance upon, and in conformity with, information furnished in

                           HEITMAN SECURITIES TRUST

                                    PART C

                         OTHER INFORMATION -CONTINUED

ITEM 27.   INDEMNIFICATION -CONTINUED

writing to the Registrant by or on behalf of ACG; or (iv) any allegation that any advertising material included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading, to the extent that such statement or omission was made in reliance upon, and in conformity with, information furnished in writing to ACG by the Registrant. In no case is the indemnity of the Registrant in favor of ACG or any person indemnified to be deemed to protect ACG or any person against any liability to the Registrant or its security holders to which ACG or such person would otherwise be subject by reason of willful misfeasance, bad faith or ordinary negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Advisor Class Distribution Agreement. Paragraph 10(b) of the Advisor Class Distribution Agreement provides that ACG agrees to indemnify the Registrant in the same manner as described in Paragraph 10(a) of the Advisor Class Distribution Agreement. Paragraph 16 of the Advisor Class Distribution Agreement is similar to Paragraph 11 of the Management Agreement.


Item 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

      The list required by this Item 28 of officers and directors of Heitman/PRA Advisors, together with information as to any other business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of FORM ADV filed by Heitman/PRA Advisors pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-48252).

Item 29.  PRINCIPAL UNDERWRITER (HEITMAN/PRA INSTITUTIONAL CLASS)

(a)  The Rodney Square Fund
     The Rodney Square Tax-Exempt Fund
     The Rodney Square Strategic Fixed-Income Fund
     The Rodney Square Multi-Manager Fund
     Kiewit Mutual Fund
     The Brazos Mutual Funds
     1838 Investment Advisors Funds
     The HomeState Group
     The Olstein Funds
     Kalmar Pooled Investment Trust


(b) The Principal Business Address for the Officers and Directors of Rodney Square Distributors, Inc. is: 1100 North Market Street, Wilmington, DE 19890-0001.

                           HEITMAN SECURITIES TRUST

                                    PART C

                         OTHER INFORMATION -CONTINUED

(1)                   (2)                                (3)
NAME AND PRINCIPAL    POSITION AND OFFICES WITH          POSITION AND OFFICES
BUSINESS ADDRESS      RODNEY SQUARE DISTRIBUTORS, INC.   WITH REGISTRANT
------------------    --------------------------------   --------------------
Jeffrey O. Stroble    President, Secretary,              None
                      Treasurer & Director

Martin L. Klopping    Director                           None

Cornelius G. Curran   Vice President                     None

(c)  None.

     PRINCIPAL UNDERWRITER (ADVISOR CLASS)

     (a)  None.

     (b)
(1)                         (2)                          (3)
NAME AND PRINCIPAL          POSITION AND OFFICES WITH    POSITION AND OFFICES
BUSINESS ADDRESS            ACG CAPITAL CORPORATION      WITH REGISTRANT
------------------          -------------------------    --------------------
Ronald D. Cordes            President/CEO & Director     None
1661 Tice Valley Blvd.
Suite 200
Walnut Creek CA 94595


Richard E. Steiny           Secretary/Treasurer          None
1255 Post Street            & Director
Suite 700
San Francisco, CA 94109


Richard T. O'Toole          Vice President & Director    None
100 Galleria Parkway
Suite 1200
Atlanta, GA 30339

Brian R. O'Toole            Vice President & Director    None
100 Galleria Parkway
Suite 1200
Atlanta, GA 30339

     (c)  None.

                           HEITMAN SECURITIES TRUST

                                    PART C

                         OTHER INFORMATION -CONTINUED

Item 30.  LOCATION OF ACCOUNTS AND RECORDS

      All accounts, books, records and other documents of the Registrant relating to portfolio transactions are maintained at the offices of the Registrant at 180 North LaSalle Street, Suite 3600, Chicago, IL 60601, the offices of Heitman/PRA Advisors, the Investment Manager, 180 North LaSalle Street, Suite 3600, Chicago, IL 60601 except certain custodial records which are maintained at the offices of Wilmington Trust Company, the Custodian, at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, and certain accounts and records relating to administration, accounting and transfer agent services which are maintained by Rodney Square Management Corporation at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001.


Item 31.  MANAGEMENT SERVICES

     Not applicable.


Item 32.  UNDERTAKINGS

1. Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of one or more Trustees when requested in writing to do so by the holders of at least 10% of the Trust's outstanding shares, and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

2. Registrant hereby undertakes to furnish a copy of the Registrant's latest Annual Report to Shareholders to each person to whom a copy of the registrant's Prospectus is delivered, upon request and without charge.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Heitman Securities Trust, certifies that this Post-Effective Amendment to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and the Registrant further certifies that it has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, Illinois the 21st day of April, 1997.

                                   HEITMAN SECURITIES TRUST

                                   By:  /S/ WILLIAM RAMSEYER
                                        William L. Ramseyer, Chairman

     Pursuant to the requirements of the Securities Act of 1933, this Post Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                          TITLE                         DATE
---------                          -----                         ----

  /S/ WILLIAM L. RAMSEYER  Chairman (Principal Executive    April 21, 1997
  William L. Ramseyer        Officer) and Trustee


  /S/ DEAN A. SOTTER       President, Chief                 April 21, 1997
  Dean A. Sotter             Accounting  Officer
                             and Treasurer (Principal
                             Accounting and Financial
                             Officer)


  /S/ ROBER W. BEENEY      Trustee                          April 21, 1997
  Robert W. Beeney *


  /S/ ROBERT W. BEENEY     Trustee                          April 21, 1997
  Donald L. Foote *


  /S/ JOHN F. GOYDAS       Trustee                          April 21, 1997
  John F. Goydas *


  /S/ MAURICE WIENER       Trustee                          April 21, 1997
  Maurice Wiener *


*  By:  /S/ DEAN A. SOTTER
  Dean A. Sotter
  (Pursuant to Power of Attorney filed herewith)

                               POWER OF ATTORNEY


     Each of the undersigned in his capacity as a Trustee or officer, or both, as the case may be, of the Registrant, does hereby appoint Dean A. Sotter and Laurie V. Brooks, and each of them, or jointly, his true and lawful attorney and agent to execute in his name, place and stead (in such capacity) any and all post-effective amendments to the Registration Statement and all instruments necessary or desirable in connection therewith, to attest the seal of the Registrant thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents have power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.

SIGNATURE                          TITLE                         DATE
---------                          -----                         ----



  /S/ ROBERT W. BEENEY
Robert W. Beeney                   Trustee                  March 25, 1996



  /S/ DONALD L. FOOTE
Donald L. Foote                    Trustee                  March 25, 1996



  /S/ JOHN F. GOYDAS               Trustee                  March 25, 1996
John F. Goydas



  /S/ WILLIAM L. RAMSEYER          Trustee and              March 25, 1996
William L. Ramseyer                  Chairman of the Board



  /S/ GEORGE C. WEIR
George C. Weir                     Trustee                  March 25, 1996



  /S/ MAURICE WIENER
Maurice Wiener                     Trustee                  March 25, 1996

                                                             File No. 33-24611
                                                             File No. 811-5659

                      SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.

                                   EXHIBITS

                                      TO

                                   FORM N-1A

                        POST-EFFECTIVE AMENDMENT NO. 11

                           TO REGISTRATION STATEMENT

                                     UNDER

                          THE SECURITIES ACT OF 1933

                                      AND

                               AMENDMENT NO. 13

                         TO THE REGISTRATION STATEMENT

                                     UNDER

                      THE INVESTMENT COMPANY ACT OF 1940

                           HEITMAN SECURITIES TRUST

                               INDEX TO EXHIBITS


Exhibit No.         Description of Exhibit
-------------------------------------------------------------------------

     8 Amended and Restated Custody Agreement between the Registrant and Wilmington Trust Company dated November 14, 1996.


     9(a) Amended and Restated Transfer Agency Agreement between the Registrant and Rodney Square Management Corporation dated November 14, 1996.


     9(b) Amended and Restated Administration Agreement between the Registrant and Rodney Square Management Corporation dated November 14, 1996.


     9(c) Amended and Restated Accounting Services Agreement between the Registrant and RodneySquare Management Corporation dated November 14, 1996.


     10(b)     Consent of Counsel


     11(a)     Consent of Independent Accountants.


     11(b)     Consent of Independent Public accountants

     15(c)     Shareholder Servicing Agreement (Advisor Class Shares).

     15(d) Form of Shareholder Servicing Agreement for Omnibus Account Arrangements (Advisor Class shares).


     16        Schedules of Performance Calculations.

     17        Financial Data Schedules.